UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811- 08673

Dreyfus Investment Portfolios
(Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation 200 Park Avenue New York, New York 10166
(Address of principal executive offices) (Zip code)

Janette E. Farragher, Esq. 200 Park Avenue New York, New York 10166
(Name and address of agent for service)

Registrant's telephone number, including area code:	(212) 922-6000

Date of fiscal year end:	12/31
Date of reporting period:	12/31/11

FORM N-CSR

Item 1.                        Reports to Stockholders.

Dreyfus
Investment Portfolios,
Core Value Portfolio

ANNUAL REPORT December 31, 2011

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents
THE FUND
2	A Letter from the Chairman and CEO
3	Discussion of Fund Performance
6	Fund Performance
8	Understanding Your Fund’s Expenses
8	Comparing Your Fund’s Expenses With Those of Other Funds
9	Statement of Investments
13	Statement of Assets and Liabilities
14	Statement of Operations
15	Statement of Changes in Net Assets
17	Financial Highlights
19	Notes to Financial Statements
29	Report of Independent Registered Public Accounting Firm
30	Important Tax Information
31	Information About the Renewal of the Fund’s Management Agreement
36	Board Members Information
38	Officers of the Fund
FOR MORE INFORMATION
Back Cover

Dreyfus Investment Portfolios,
Core Value Portfolio

The Fund

A LETTER FROM THE CHAIRMAN AND CEO

Dear Shareholder:

We present to you this annual report for Dreyfus Investment Portfolios, Core Value Portfolio, covering the 12-month period from January 1, 2011, through December 31, 2011. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

The generally mild returns produced by the U.S. stock market in 2011 belie the pronounced volatility affecting equities over much of the year. Day-to-day market movements were often tumultuous, driven by macroeconomic developments ranging from catastrophic natural disasters in Japan to an unprecedented downgrade of long-term U.S. debt securities and the resurgence of a sovereign debt crisis in Europe. Still, U.S. corporations achieved record-setting profits, on average, even as market valuations dropped below historical norms. A fundamentals-based investment approach proved relatively ineffective in a market fueled mainly by emotion, causing most active portfolio managers to lag market averages.

We are hopeful that equity investors will adopt a more rational perspective in 2012. Our economic forecast calls for a mild acceleration of the U.S. recovery as the domestic banking system regains strength, credit conditions loosen and housing markets begin a long-awaited convalescence. Of course, we encourage you to talk with your financial adviser to help ensure that your investment objectives are properly aligned with your risk tolerance in pursuing potential market opportunities in 2012.

Thank you for your continued confidence and support.

Jonathan R. Baum
Chairman and Chief Executive Officer
The Dreyfus Corporation
January 17, 2012

2

DISCUSSION OF FUND PERFORMANCE

For the period of January 1, 2011, through December 31, 2011, as provided by Brian Ferguson, Portfolio Manager

Fund and Market Performance Overview

For the 12-month period ended December 31, 2011, Dreyfus Investment Portfolios, CoreValue Portfolio, produced a total return of –5.82% for its Initial shares, and its Service shares produced a total return of –6.03%.1 In comparison, the fund’s benchmark, the Russell 1000 Value Index (the “Index”), produced a total return of 0.39% for the same period.2

Macroeconomic disappointments throughout the world weighed on equity markets during much of 2011, but rallies in the first and fourth quarters enabled the Index to end the year virtually unchanged from where it began.The fund produced lower returns than its benchmark, primarily due to shortfalls in our stock selection strategy in the energy, utilities and consumer discretionary sectors.

The Fund’s Investment Approach

The fund seeks long-term growth of capital, with current income as a secondary objective. To pursue its goals, the fund normally invests at least 80% of its net assets in stocks of large-cap value companies.When choosing stocks, we use a “bottom-up” stock selection approach, focusing on individual companies, rather than a “top-down” approach that forecasts market trends. A three-step value screening process is used to select stocks based on value, sound business fundamentals and positive business momentum.

Global Economic Developments Roiled Equity Markets

Improvements in U.S. economic data supported stock prices at the start of 2011, but political unrest in the Middle East and catastrophic natural and nuclear disasters in Japan soon interrupted the rally. Nonetheless, investors continued to look forward to better business conditions, and stocks generally rebounded from these unexpected shocks by the end of the first quarter.

The Fund	3

DISCUSSION OF FUND PERFORMANCE (continued)

Investors’ hopes for a more robust recovery were dashed in late April, when Greece teetered on the brink of default on its sovereign debt and the crisis spread to other European nations. In addition, U.S. economic data proved more disappointing than expected, and investors reacted cautiously to a contentious political debate regarding U.S. government spending and borrowing. Consequently, newly risk-averse investors shifted their focus away from more speculative investments and toward traditionally defensive industries and companies, particularly well-known businesses with consistent earnings.

Market declines were particularly severe in August and September, after a major credit-rating agency downgraded its assessment of long-term U.S. government debt. In contrast, the market rebounded to a degree from October through December, when U.S. economic data improved and European policymakers made some progress in addressing the region’s problems. In this turbulent environment, value stocks generally lagged their more growth-oriented counterparts.

Stock Selections Dampened Relative Performance

The fund’s results compared to the benchmark in 2011 were hurt by a tilt toward companies that tend to be relatively sensitive to economic conditions. In the energy sector, coal producer Alpha Natural Resources lowered its production forecast, prompting its sale from the portfolio. In addition, overweighted exposure to oil services provider Schlumberger proved counterproductive when a number of international projects were delayed in the struggling global economy. In the consumer discretionary sector, cruise operator Carnival was hurt by elevated fuel costs and the need to reroute itineraries to avoid political unrest in North Africa. Office supplies retailer Staples lost value after reporting disappointing sales and earnings stemming from lackluster employment gains among its corporate customers.

The fund achieved better results from individual holdings across a number of different industry groups. Energy exploration-and-production company EOG Resources fared well when the company trimmed costs and natural gas prices climbed. Pharmaceutical giant Pfizer posted better-than-expected earnings based on strong results in Japan, and investors responded positively to good news regarding new products

4

under development. Retail chain The Home Depot gained value amid rising sales and after announcing its second dividend increase of 2011. The fund also benefited from underweighted exposure to Bank of America, avoiding the brunt of weakness stemming from negative headlines and concerns regarding mortgage liabilities.

Stocks Have Become More Attractively Valued

Despite ongoing headwinds, we believe the economic expansion is likely to persist. Indeed, for much of 2011 the stock market seemed to react more to macroeconomic developments than to the fundamental strengths and weaknesses of individual companies. Consequently, in our analysis many stocks have declined to lower valuations than are warranted by their fundamentals. Our bottom-up security selection process has identified a number of value-oriented opportunities in the consumer discretionary sector, especially among media companies poised for increased advertising spending in an election year. Conversely, we have found fewer opportunities meeting our investment criteria in the utilities sector, where stocks generally appear more expensive and do not meet our value-oriented investment criteria.

January 17, 2012

Please note, the position in any security highlighted in italicized typeface was sold during the reporting period.
Equity funds are subject generally to market, market sector, market liquidity, issuer and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.
The fund is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies. Individuals may not purchase shares of the fund
directly.A variable annuity is an insurance contract issued by an insurance company that enables investors to accumulate assets on a tax-deferred basis for retirement or other long-term goals.
1	Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Return figures provided reflect the absorption of certain fund expenses pursuant to an agreement by The Dreyfus Corporation through February 29, 2012, at which time it may be extended, terminated or modified. Had these expenses not been absorbed, the fund’s returns would have been lower.
2	SOURCE: LIPPER INC. — Reflects the reinvestment of dividends and, where applicable, capital gain distributions.The Russell 1000 Value Index is an unmanaged index which measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. Investors cannot invest directly in any index.

The Fund	5

FUND PERFORMANCE

Average Annual Total Returns as of 12/31/11
	1Year	5 Years	10 Years
Initial shares	–5.82%	–3.62%	1.58%
Service shares	–6.03%	–3.79%	1.42%
Russell 1000 Value Index	0.39%	–2.64%	3.89%

† Source: Lipper Inc.
Past performance is not predictive of future performance.The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
The fund’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in variable insurance contracts which will reduce returns.
The above graph compares a $10,000 investment made in Initial and Service shares of Dreyfus Investment Portfolios,
Core Value Portfolio on 12/31/01 to a $10,000 investment made in the Russell 1000 Value Index (the “Index”)
on that date.

6

The fund’s Initial shares are not subject to a Rule 12b-1 fee.The fund’s Service shares are subject to a 0.25% annual Rule 12b-1 fee.The performance figures for each share class reflect certain expense reimbursements, without which the performance of each share class would have been lower.All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph above takes into account all applicable fund fees and expenses (after any expense reimbursements).The Index is an unmanaged index, which measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

The Fund	7

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads), redemption fees and expenses associated with variable annuity or insurance contracts, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Investment Portfolios, CoreValue Portfolio from July 1, 2011 to December 31, 2011. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended December 31, 2011

	Initial Shares	Service Shares
Expenses paid per $1,000†	$4.24	$5.43
Ending value (after expenses)	$892.20	$890.70

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended December 31, 2011

	Initial Shares	Service Shares
Expenses paid per $1,000†	$4.53	$5.80
Ending value (after expenses)	$1,020.72	$1,019.46

† Expenses are equal to the fund’s annualized expense ratio of .89% for Initial shares and 1.14% for Service shares, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

8

STATEMENT OF INVESTMENTS
December 31, 2011

Common Stocks—100.2%	Shares	Value ($)
Consumer Discretionary—17.9%
Carnival	11,750	383,520
CBS, Cl. B	5,500	149,270
General Motors	5,621[a]	113,938
Guess?	4,420	131,804
Home Depot	11,100	466,644
Johnson Controls	13,340	417,008
Macy’s	6,130	197,263
Newell Rubbermaid	21,330	344,480
News, Cl. A	20,820	371,429
NVR	220[a]	150,920
Omnicom Group	19,180	855,044
PVH	2,330	164,242
Staples	9,350	129,872
Time Warner	9,113	329,344
Toll Brothers	7,600[a]	155,192
Viacom, Cl. B	6,200	281,542
Walt Disney	11,130	417,375
		5,058,887
Consumer Staples—7.2%
ConAgra Foods	10,260	270,864
CVS Caremark	9,360	381,701
Dr. Pepper Snapple Group	3,780	149,234
Energizer Holdings	6,050[a]	468,754
Kraft Foods, Cl. A	9,600	358,656
PepsiCo	6,160	408,716
		2,037,925
Energy—14.5%
Anadarko Petroleum	5,570	425,158
Cameron International	5,650[a]	277,923
EOG Resources	5,880	579,239
Hess	5,140	291,952
Occidental Petroleum	14,160	1,326,792
Schlumberger	15,530	1,060,854
Valero Energy	6,040	127,142
		4,089,060

The Fund	9

STATEMENT OF INVESTMENTS (continued)

Common Stocks (continued)	Shares	Value ($)
Financial—22.2%
American Express	3,060	144,340
Ameriprise Financial	4,820	239,265
Aon	6,460	302,328
Capital One Financial	7,590	320,981
Chubb	6,080	420,858
Citigroup	14,966	393,755
Comerica	11,210	289,218
Franklin Resources	1,660	159,460
JPMorgan Chase & Co.	19,260	640,395
Marsh & McLennan	12,880	407,266
MetLife	12,160	379,149
Moody’s	7,930[b]	267,082
NASDAQ OMX Group	5,320[a]	130,393
PNC Financial Services Group	5,120	295,270
Prudential Financial	5,150	258,118
SunTrust Banks	7,140	126,378
TD Ameritrade Holding	11,330	177,315
Travelers	2,440	144,375
U.S. Bancorp	14,740	398,717
Wells Fargo & Co.	28,970	798,413
		6,293,076
Health Care—14.3%
Baxter International	2,670	132,112
Cigna	6,520	273,840
Eli Lilly & Co.	3,410	141,720
Johnson & Johnson	6,710	440,042
McKesson	3,930	306,186
Medtronic	4,010	153,383
Merck & Co.	17,870	673,699
Mylan	6,850[a]	147,001
Pfizer	58,660	1,269,402
Thermo Fisher Scientific	2,670[a]	120,070
UnitedHealth Group	7,580	384,154
		4,041,609

10

Common Stocks (continued)	Shares	Value ($)
Industrial—9.4%
Caterpillar	1,710	154,926
Cooper Industries	2,460	133,209
Dover	7,250	420,862
Eaton	6,170	268,580
General Electric	32,800	587,448
Honeywell International	2,590	140,767
Hubbell, Cl. B	2,240	149,766
Owens Corning	6,170[a]	177,202
Pitney Bowes	6,340[b]	117,544
Stanley Black & Decker	3,350	226,460
Thomas & Betts	2,960[a]	161,616
United Technologies	1,760	128,638
		2,667,018
Information Technology—9.8%
Cisco Systems	47,660	861,693
Corning	6,910	89,692
Dell	8,240[a]	120,551
Electronic Arts	23,140[a]	476,684
Oracle	6,950	178,268
QUALCOMM	12,710	695,237
SanDisk	4,520[a]	222,429
Texas Instruments	4,650	135,362
		2,779,916
Materials—3.9%
Air Products & Chemicals	2,120	180,603
Celanese, Ser. A	6,350	281,114
Cliffs Natural Resources	3,020	188,297
Dow Chemical	10,970	315,497
Freeport-McMoRan Copper & Gold	3,610	132,812
		1,098,323
Utilities—1.0%
Exelon	6,470	280,604
Total Common Stocks
(cost $28,419,921)		28,346,418

The Fund	11

STATEMENT OF INVESTMENTS (continued)

Other Investment—.0%	Shares	Value ($)
Registered Investment Company;
Dreyfus Institutional Preferred
Plus Money Market Fund
(cost $8,004)	8,004[c]	8,004

Investment of Cash Collateral
for Securities Loaned—.9%
Registered Investment Company;
Dreyfus Institutional Cash Advantage Fund
(cost $251,233)	251,233[c]	251,233

Total Investments (cost $28,679,158)	101.1%	28,605,655
Liabilities, Less Cash and Receivables	(1.1)	(309,521)
Net Assets	100.0%	28,296,134

a Non-income producing security.
b Security, or portion thereof, on loan.At December 31, 2011, the value of the fund’s securities on loan was $244,012 and the value of the collateral held by the fund was $251,233.
c Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited)†

	Value (%)		Value (%)
Financial	22.2	Consumer Staples	7.2
Consumer Discretionary	17.9	Materials	3.9
Energy	14.5	Utilities	1.0
Health Care	14.3	Money Market Investments	.9
Information Technology	9.8
Industrial	9.4		101.1

† Based on net assets.
See notes to financial statements.

12

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2011

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $244,012)—Note 1(b):
Unaffiliated issuers	28,419,921	28,346,418
Affiliated issuers	259,237	259,237
Cash		1,702
Dividends and securities lending income receivable		61,443
Receivable for shares of Beneficial Interest subscribed		641
Prepaid expenses		1,224
		28,670,665
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(b)		18,172
Liability for securities on loan—Note 1(b)		251,233
Payable for shares of Beneficial Interest redeemed		83,131
Accrued expenses		21,995
		374,531
Net Assets ($)		28,296,134
Composition of Net Assets ($):
Paid-in capital		32,849,955
Accumulated undistributed investment income—net		231,982
Accumulated net realized gain (loss) on investments		(4,712,300)
Accumulated net unrealized appreciation
(depreciation) on investments		(73,503)
Net Assets ($)		28,296,134

Net Asset Value Per Share
	Initial Shares	Service Shares
Net Assets ($)	15,420,886	12,875,248
Shares Outstanding	1,267,559	1,053,165
Net Asset Value Per Share ($)	12.17	12.23

See notes to financial statements.

The Fund	13

STATEMENT OF OPERATIONS
Year Ended December 31, 2011

Investment Income ($):
Income:
Cash dividends (net of $288 foreign taxes withheld at source):
Unaffiliated issuers	567,726
Affiliated issuers	112
Income from securities lending—Note 1(b)	554
Total Income	568,392
Expenses:
Management fee—Note 3(a)	238,561
Auditing fees	45,677
Distribution fees—Note 3(b)	37,457
Custodian fees—Note 3(b)	13,753
Legal fees	5,393
Prospectus and shareholders’ reports	3,407
Trustees’ fees and expenses—Note 3(c)	1,315
Shareholder servicing costs—Note 3(b)	476
Loan commitment fees—Note 2	425
Registration fees	38
Miscellaneous	14,151
Total Expenses	360,653
Less—reduction in management fees due to undertaking—Note 3(a)	(24,722)
Less—reduction in fees due to earnings credits—Note 3(b)	(1)
Net Expenses	335,930
Investment Income—Net	232,462
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	3,570,985
Net unrealized appreciation (depreciation) on investments	(5,696,611)
Net Realized and Unrealized Gain (Loss) on Investments	(2,125,626)
Net (Decrease) in Net Assets Resulting from Operations	(1,893,164)

See notes to financial statements.

14

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2011	2010
Operations ($):
Investment income—net	232,462	330,787
Net realized gain (loss) on investments	3,570,985	1,833,354
Net unrealized appreciation
(depreciation) on investments	(5,696,611)	1,907,060
Net Increase (Decrease) in Net Assets
Resulting from Operations	(1,893,164)	4,071,201
Dividends to Shareholders from ($):
Investment income—net:
Initial Shares	(193,154)	(246,146)
Service Shares	(134,893)	(235,251)
Total Dividends	(328,047)	(481,397)
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Initial Shares	1,316,103	570,890
Service Shares	362,137	279,519
Dividends reinvested:
Initial Shares	193,154	246,146
Service Shares	134,893	235,251
Cost of shares redeemed:
Initial Shares	(2,558,345)	(1,799,736)
Service Shares	(3,423,010)	(3,378,764)
Increase (Decrease) in Net Assets from
Beneficial Interest Transactions	(3,975,068)	(3,846,694)
Total Increase (Decrease) in Net Assets	(6,196,279)	(256,890)
Net Assets ($):
Beginning of Period	34,492,413	34,749,303
End of Period	28,296,134	34,492,413
Undistributed investment income—net	231,982	328,465

The Fund	15

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Year Ended December 31,
	2011	2010
Capital Share Transactions:
Initial Shares
Shares sold	98,630	46,467
Shares issued for dividends reinvested	14,244	20,342
Shares redeemed	(197,658)	(152,105)
Net Increase (Decrease) in Shares Outstanding	(84,784)	(85,296)
Service Shares
Shares sold	28,578	23,721
Shares issued for dividends reinvested	9,882	19,315
Shares redeemed	(268,071)	(282,911)
Net Increase (Decrease) in Shares Outstanding	(229,611)	(239,875)

See notes to financial statements.

16

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated.All information (except portfolio turnover rate) reflects financial results for a single portfolio share.Total return shows how much your investment in the portfolio would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.The fund’s total returns do not reflect expenses associated with variable annuity or insurance contracts.These figures have been derived from the fund’s financial statements.

		Year Ended December 31,
Initial Shares	2011	2010	2009	2008	2007
Per Share Data ($):
Net asset value, beginning of period	13.06	11.70	10.24	18.37	19.50
Investment Operations:
Investment income—net[a]	.11	.13	.15	.25	.31
Net realized and unrealized
gain (loss) on investments	(.85)	1.40	1.61	(6.14)	.25
Total from Investment Operations	(.74)	1.53	1.76	(5.89)	.56
Distributions:
Dividends from investment income—net	(.15)	(.17)	(.30)	(.35)	(.28)
Dividends from net realized
gain on investments	—	—	—	(1.89)	(1.41)
Total Distributions	(.15)	(.17)	(.30)	(2.24)	(1.69)
Net asset value, end of period	12.17	13.06	11.70	10.24	18.37
Total Return (%)	(5.82)	13.21	18.18	(35.91)	3.00
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.02	.96	.98	.88	.87
Ratio of net expenses
to average net assets	.94	.96	.96	.88	.86
Ratio of net investment income
to average net assets	.86	1.12	1.54	1.77	1.63
Portfolio Turnover Rate	83.87	57.06	67.53	55.84	69.92
Net Assets, end of period ($ x 1,000)	15,421	17,660	16,822	16,745	32,547

a Based on average shares outstanding at each month end.
See notes to financial statements.

The Fund	17

FINANCIAL HIGHLIGHTS (continued)

		Year Ended December 31,
Service Shares	2011	2010	2009	2008	2007
Per Share Data ($):
Net asset value, beginning of period	13.12	11.77	10.27	18.39	19.52
Investment Operations:
Investment income—net[a]	.08	.10	.14	.23	.28
Net realized and unrealized
gain (loss) on investments	(.86)	1.41	1.62	(6.14)	.26
Total from Investment Operations	(.78)	1.51	1.76	(5.91)	.54
Distributions:
Dividends from investment income—net	(.11)	(.16)	(.26)	(.32)	(.26)
Dividends from net realized
gain on investments	—	—	—	(1.89)	(1.41)
Total Distributions	(.11)	(.16)	(.26)	(2.21)	(1.67)
Net asset value, end of period	12.23	13.12	11.77	10.27	18.39
Total Return (%)	(6.03)	12.93	17.96	(35.93)	2.79
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.27	1.21	1.23	1.13	1.12
Ratio of net expenses
to average net assets	1.19	1.21	1.08	1.00	1.00
Ratio of net investment income
to average net assets	.59	.87	1.42	1.65	1.50
Portfolio Turnover Rate	83.87	57.06	67.53	55.84	69.92
Net Assets, end of period ($ x 1,000)	12,875	16,832	17,928	18,992	37,851

a Based on average shares outstanding at each month end.
See notes to financial statements.

18

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus Investment Portfolios (the “Company”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company operating as a series company currently offering four series, including the Core Value Portfolio (the “fund”). The fund is only offered to separate accounts established by insurance companies to fund variable annuity contracts and variable life insurance policies.The fund is a diversified series.The fund’s investment objective is to seek long-term capital growth. The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the fund’s shares, which are sold without a sales charge. The fund is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in each of the following classes of shares: Initial and Service. Each class of shares has identical rights and privileges, except with respect to the distribution plan and the expenses borne by each class, the allocation of certain transfer agency costs and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”)

The Fund	19

NOTES TO FINANCIAL STATEMENTS (continued)

under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions.Actual results could differ from those estimates.

The Company enters into contracts that contain a variety of indemnifications.The fund’s maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e. the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value.This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements.These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

20

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value.All preceding securities are categorized within Level 1 of the fair value hierarchy.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant American Depository Receipts and futures contracts. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board of Trustees. Certain factors may be considered when fair valuing

The Fund	21

NOTES TO FINANCIAL STATEMENTS (continued)

investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized as Level 2 or 3 depending on the relevant inputs used.

For restricted securities where observable inputs are limited, assumptions about market activity and risk are used and are categorized within Level 3 of the fair value hierarchy.

The following is a summary of the inputs used as of December 31, 2011 in valuing the fund’s investments:

		Level 2—Other	Level 3—
	Level 1—	Significant	Significant
	Unadjusted	Observable	Unobservable
	Quoted Prices	Inputs	Inputs	Total
Assets ($)
Investments in Securities:
Equity Securities—
Domestic†	28,346,418	—	—	28,346,418
Mutual Funds	259,237	—	—	259,237
† See Statement of Investments for additional detailed categorizations.

In May 2011, FASB issued Accounting Standards Update (ASU) No. 2011-04 “Amendments to Achieve Common FairValue Measurement and Disclosure Requirements in GAAP and International Financial Reporting Standards (“IFRS”)” (“ASU 2011-04”). ASU 2011-04 includes common requirements for measurement of and disclosure about fair value between GAAP and IFRS. ASU 2011-04 will require reporting entities to disclose the following information for fair value measurements categorized within Level 3 of the fair value hierarchy: quantitative information about the unobservable inputs used in the fair value measurement, the valuation processes used by the reporting entity and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. In addition, ASU 2011-04 will

22

require reporting entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements.The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2011. At this time, management is evaluating the implications of ASU 2011-04 and its impact on the financial statements.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement withThe Bank of NewYork Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by the Manager, U.S. Government and Agency securities or letters of credit.The fund is entitled to receive all income on securities loaned, in addition to income earned as a result of the lending transaction. Although each security loaned is fully collateralized, the fund bears the risk of delay in recovery of, or loss of rights in, the securities loaned should a borrower fail to return the securities in a timely manner. During the period ended December 31, 2011, The Bank of NewYork Mellon earned $237 from lending portfolio securities, pursuant to the securities lending agreement.

(c) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as “affiliated” in the Act.

The Fund	23

NOTES TO FINANCIAL STATEMENTS (continued)

The fund may invest in shares of certain affiliated investment companies also advised or managed by Dreyfus. Investments in affiliated investment companies for the period ended December 31, 2011 were as follows:

Affiliated
Investment	Value				Value		Net
Company	12/31/2010	($)	Purchases ($)	Sales ($)	12/31/2011	($)	Assets (%)
Dreyfus
Institutional
Preferred
Plus Money
Market Fund	53,000		5,264,527	5,309,523	8,004.0
Dreyfus
Institutional
Cash
Advantage
Fund†	164,981		6,248,700	6,162,448	251,233.9
Total	217,981		11,513,227	11,471,971	259,237.9

†	On June 7, 2011, Dreyfus Institutional Cash Advantage Plus Fund was acquired by Dreyfus
Institutional Cash Advantage Fund, resulting in a transfer of shares.

(d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income—net and dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended December 31, 2011, the fund did not have any liabilities for any uncertain tax positions.The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period, the fund did not incur any interest or penalties.

24

Each of the tax years in the four-year period ended December 31, 2011 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At December 31, 2011, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $231,982, accumulated capital losses $4,541,784 and unrealized depreciation $237,010. In addition, the fund had $7,009 of capital losses realized after October 31, 2011, which were deferred for tax purposes to the first day of the following fiscal year.

Under the Regulated Investment Company Modernization Act of 2010 (the “2010 Act”), the fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 (“post-enactment losses”) for an unlimited period. Post-enactment capital loss carryovers will retain their character as either short-term or long-term capital losses rather than be considered short-term as they were under previous statute. However, the 2010 Act requires post-enactment losses to be utilized before the utilization of losses incurred in taxable years prior to the effective date of the 2010 Act (“pre-enactment losses”).As a result of this ordering rule, pre-enactment losses may be more likely to expire unused.

The accumulated capital loss carryover is available for federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to December 31, 2011. If not applied, the carryover expires in fiscal 2017.

The tax character of distributions paid to shareholders during the fiscal periods ended December 31, 2011 and December 31, 2010, were as follows: ordinary income $328,047 and $481,397, respectively.

During the period ended December 31, 2011, as a result of permanent book to tax differences, primarily due to return of capital distributions, the fund decreased accumulated undistributed investment income-net by $898 and increased paid-in capital by the same amount. Net assets and net asset value per share were not affected by this reclassification.

The Fund	25

NOTES TO FINANCIAL STATEMENTS (continued)

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in a $225 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing. During the period ended December 31, 2011, the fund did not borrow under the Facilities.

NOTE 3—Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .75% of the value of the fund’s average daily net assets and is payable monthly.

The Manager has contractually agreed, from September 1, 2011 until February 28, 2013, to waive receipt of its fees and/or assume the direct expenses of the fund so that the expenses of none of the classes (excluding Rule 12b-1 fees, shareholder services fees, taxes, interest expense, brokerage commissions, commitment fees on borrowings and extraordinary expenses) exceed .80% of the value of the fund’s average daily net assets.The reduction in management fees, pursuant to the undertaking, amounted to $24,722 during the period ended December 31, 2011.

(b) Under the Distribution Plan (the “Plan”) adopted pursuant to Rule 12b-1 under the Act, Service shares pay the Distributor for distributing their shares, for servicing and/or maintaining Service shares’ shareholder accounts and for advertising and marketing for Service shares.The Plan provides for payments to be made at an annual rate of .25% of the value of the Service shares’ average daily net assets.The Distributor may make

26

payments to Participating Insurance Companies and to brokers and dealers acting as principal underwriter for their variable insurance prod-ucts.The fees payable under the Plan are payable without regard to actual expenses incurred. During the period ended December 31, 2011, Service shares were charged $37,457 pursuant to the Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended December 31, 2011, the fund was charged $133 pursuant to the transfer agency agreement, which is included in Shareholder servicing costs in the Statement of Operations.

The fund has arrangements with the custodian and cash management bank whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset custody and cash management fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

The fund compensates The Bank of New York Mellon under cash management agreements for performing cash management services related to fund subscriptions and redemptions. During the period ended December 31, 2011, the fund was charged $19 pursuant to the cash management agreements, which is included in Shareholder servicing costs in the Statement of Operations.These fees were partially offset by earnings credits of $1.

The fund also compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. During the period ended December 31, 2011, the fund was charged $13,753 pursuant to the custody agreement.

During the period ended December 31, 2011, the fund was charged $6,402 for services performed by the Chief Compliance Officer.

The Fund	27

NOTES TO FINANCIAL STATEMENTS (continued)

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $17,999, Rule 12b-1 distribution plan fees $2,746, custodian fees $5,025, chief compliance officer fees $5,295 and transfer agency per account fees $20, which are offset against an expense reimbursement currently in effect in the amount of $12,913.

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended December 31, 2011, amounted to $26,884,338 and $30,783,141, respectively.

At December 31, 2011, the cost of investments for federal income tax purposes was $28,842,665; accordingly, accumulated net unrealized depreciation on investments was $237,010, consisting of $2,239,966 gross unrealized appreciation and $2,476,976 gross unrealized depreciation.

28

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

Shareholders and Board of Trustees

Dreyfus Investment Portfolios, Core Value Portfolio

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus Investment Portfolios, Core Value Portfolio (one of the series comprising Dreyfus Investment Portfolios) as of December 31, 2011, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2011 by correspondence with the custodian and others.We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Investment Portfolios, Core Value Portfolio at December 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the indicated years, in conformity with U.S. generally accepted accounting principles.

New York, New York
February 10, 2012

The Fund	29

IMPORTANT TAX INFORMATION (Unaudited)

For federal tax purposes, the fund hereby designates 100% of the ordinary dividends paid during the fiscal year ended December 31, 2011 as qualifying for the corporate dividends received deduction. Shareholders will receive notification in early 2012 of the percentage applicable to the preparation of their 2011 income tax returns.

30

INFORMATION ABOUT THE RENEWAL OF THE
FUND’S MANAGEMENT AGREEMENT (Unaudited)

At a meeting of the fund’s Board of Trustees held on July 13 and 14, 2011, the Board considered the renewal of the fund’s Management Agreement pursuant to which Dreyfus provides the fund with investment advisory and administrative services (the “Agreement”). The Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of Dreyfus. In considering the renewal of the Agreement, the Board considered all factors that it believed to be relevant, including those discussed below. The Board did not identify any one factor as dispositive, and each Board member may have attributed different weights to the factors considered.

Analysis of Nature, Extent, and Quality of Services Provided to the Fund.The Board members considered information previously provided to them in presentations from representatives of Dreyfus regarding the nature, extent, and quality of the services provided to funds in the Dreyfus fund complex, and representatives of Dreyfus confirmed that there had been no material changes in this information. Dreyfus provided the number of open accounts in the fund, the fund’s asset size and the allocation of fund assets among distribution channels. Dreyfus also had previously provided information regarding the diverse intermediary relationships and distribution channels of funds in the Dreyfus fund complex and Dreyfus’ corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each distribution channel, including the distribution channel(s) for the fund.

The Board members also considered research support available to, and portfolio management capabilities of, the fund’s portfolio management personnel and that Dreyfus also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements.The Board members also considered Dreyfus’ extensive administrative, accounting, and compliance infrastructures.The Board also considered portfolio management’s brokerage policies and practices (including policies and practices regarding soft dollars) and the standards applied in seeking best execution.

The Fund	31

INFORMATION ABOUT THE RENEWAL OF THE FUND’S
MANAGEMENT AGREEMENT (Unaudited) (continued)

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio. The Board members reviewed reports prepared by Lipper, Inc. (“Lipper”), an independent provider of investment company data, which included information comparing (1) the fund’s performance with the performance of a group of comparable funds (the “Performance Group”) and with a broader group of funds (the “Performance Universe”), all for various periods ended May 31, 2011, and (2) the fund’s actual and contractual management fees and total expenses with those of a group of comparable funds (the “Expense Group”) and with a broader group of funds (the “Expense Universe”), the information for which was derived in part from fund financial statements available to Lipper as of December 31, 2010. Dreyfus previously had furnished the Board with a description of the methodology Lipper used to select the Performance Group and Performance Universe and the Expense Group and Expense Universe.

Dreyfus representatives stated that the usefulness of performance comparisons may be affected by a number of factors, including different investment limitations that may be applicable to the fund and comparison funds.The Board members discussed the results of the comparisons and noted that the fund’s total return performance was below the Performance Group and Performance Universe medians for the various periods, except for the one-year period when the fund’s performance was above the Performance Universe median. Dreyfus also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index.

The Board members also reviewed the range of actual and contractual management fees and total expenses of the Expense Group and Expense Universe funds and discussed the results of the comparisons.They noted that the fund’s contractual management fee was at the Expense Group median, and the fund’s actual management fee and total expenses were above the Expense Group and Expense Universe medians.

32

A representative of Dreyfus noted that Dreyfus has contractually agreed to waive receipt of its fees and/or assume the expenses of the fund, until February 29, 2012, so that annual direct fund operating expenses (excluding Rule 12b-1 fees, shareholder services fees, taxes, interest, brokerage commissions, acquired fund fees and extraordinary expenses) do not exceed 0.80% of the fund’s average daily net assets.

Representatives of Dreyfus reviewed with the Board members the management or investment advisory fees (1) paid by funds advised or administered by Dreyfus that are in the same Lipper category as the fund and (2) paid to Dreyfus or the Dreyfus-affiliated primary employer of the fund’s primary portfolio manager for advising any separate accounts and/or other types of client portfolios that are considered to have similar investment strategies and policies as the fund (the “Similar Clients”), and explained the nature of the Similar Clients.They discussed differences in fees paid and the relationship of the fees paid in light of any differences in the services provided and other relevant factors.The Board members considered the relevance of the fee information provided for the Similar Clients to evaluate the appropriateness and reasonableness of the fund’s management fee.

Analysis of Profitability and Economies of Scale. Dreyfus’ representatives reviewed the expenses allocated and profit received by Dreyfus and the resulting profitability percentage for managing the fund, and the method used to determine the expenses and profit. The Board concluded that the profitability results were not unreasonable, given the services rendered and service levels provided by Dreyfus.The Board previously had been provided with information prepared by an independent consulting firm regarding Dreyfus’ approach to allocating costs to, and determining the profitability of, individual funds and the entire Dreyfus fund complex. The consulting firm also had analyzed where any economies of scale might emerge in connection with the management of a fund.

The Fund	33

INFORMATION ABOUT THE RENEWAL OF THE FUND’S
MANAGEMENT AGREEMENT (Unaudited) (continued)

The Board’s counsel stated that the Board members should consider the profitability analysis (1) as part of their evaluation of whether the fees under the Agreement bear a reasonable relationship to the mix of services provided by Dreyfus, including the nature, extent and quality of such services, and (2) in light of the relevant circumstances for the fund and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders.They also noted that, as a result of shared and allocated costs among funds in the Dreyfus fund complex, the extent of economies of scale could depend substantially on the level of assets in the complex as a whole, so that increases and decreases in complex-wide assets can affect potential economies of scale in a manner that is disproportionate to, or even in the opposite direction from, changes in the fund’s asset level.The Board members also considered potential benefits to Dreyfus from acting as investment adviser and noted the soft dollar arrangements in effect for trading the fund’s investments.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to the renewal of the Agreement. Based on the discussions and considerations as described above, the Board concluded and determined as follows.

  The Board concluded that the nature, extent and quality of the services provided by Dreyfus are adequate and appropriate.

  The Board agreed to closely monitor performance and deter- mined to approve renewal of the fund’s Agreement only through February 29, 2012.

  The Board concluded that the fee paid to Dreyfus was reasonable in light of the considerations described above.

34

  The Board determined that the economies of scale which may accrue to Dreyfus and its affiliates in connection with the management of the fund had been adequately considered by Dreyfus in connection with the fee rate charged to the fund pursuant to the Agreement and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

The Board members considered these conclusions and determinations, along with information received on a routine and regular basis throughout the year. In addition, it should be noted that the Board’s consideration of the contractual fee arrangements for this fund had the benefit of a number of years of reviews of prior or similar agreements during which lengthy discussions took place between the Board members and Dreyfus representatives. Certain aspects of the arrangements may receive greater scrutiny in some years than in others, and the Board members’ conclusions may be based, in part, on their consideration of the same or similar arrangements in prior years. The Board members determined that renewal of the Agreement through February 29, 2012 was in the best interests of the fund and its shareholders.

The Fund	35

BOARD MEMBERS INFORMATION (Unaudited)

Joseph S. DiMartino (68)
Chairman of the Board (1998)
Principal Occupation During Past 5Years:
• Corporate Director and Trustee
Other Public Company Board Memberships During Past 5Years:
• CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (1997-present)
• Sunair Services Corporation, a provider of certain outdoor-related services to homes and businesses, Director (2005-2009)
• The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director (2000-2010)
No. of Portfolios for which Board Member Serves: 164
———————
Clifford L. Alexander, Jr. (78)
Board Member (1998)
Principal Occupation During Past 5Years:
• President of Alexander & Associates, Inc., a management consulting firm (January 1981-present)
No. of Portfolios for which Board Member Serves: 45
———————
David W. Burke (75)
Board Member (2003)
Principal Occupation During Past 5Years:
• Corporate Director and Trustee
No. of Portfolios for which Board Member Serves: 81

36

Whitney I. Gerard (77)
Board Member (2003)
Principal Occupation During Past 5Years:
• Partner of Chadbourne & Parke LLP
No. of Portfolios for which Board Member Serves: 25
———————
George L. Perry (77)
Board Member (2003)
Principal Occupation During Past 5Years:
• Economist and Senior Fellow at Brookings Institution
No. of Portfolios for which Board Member Serves: 25
———————

Once elected all Board Members serve for an indefinite term, but achieve Emeritus status upon reaching age 80.The address of the Board Members and Officers is in c/o The Dreyfus Corporation, 200 Park Avenue, NewYork, NewYork 10166.Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-DREYFUS.

Lucy Wilson Benson, Emeritus Board Member
Arthur A. Hartman, Emeritus Board Member

The Fund	37

OFFICERS OF THE FUND (Unaudited)

BRADLEY J. SKAPYAK, President since January 2010.

Chief Operating Officer and a director of the Manager since June 2009. From April 2003 to June 2009, Mr. Skapyak was the head of the Investment Accounting and Support Department of the Manager. He is an officer of 75 investment companies (comprised of 163 portfolios) managed by the Manager. He is 53 years old and has been an employee of the Manager since February 1988.

JANETTE E. FARRAGHER, Vice President and Secretary since December 2011.

Assistant General Counsel of BNY Mellon, and an officer of 76 investment companies (comprised of 189 portfolios) managed by the Manager. She is 49 years old and has been an employee of the Manager since February 1984.

KIESHA ASTWOOD, Vice President and Assistant Secretary since January 2010.

Counsel of BNY Mellon, and an officer of 76 investment companies (comprised of 189 portfolios) managed by the Manager. She is 38 years old and has been an employee of the Manager since July 1995.

JAMES BITETTO, Vice President and Assistant Secretary since August 2005.

Senior Counsel of BNY Mellon and Secretary of the Manager, and an officer of 76 investment companies (comprised of 189 portfolios) managed by the Manager. He is 45 years old and has been an employee of the Manager since December 1996.

JONI LACKS CHARATAN, Vice President and Assistant Secretary since August 2005.

Senior Counsel of BNY Mellon, and an officer of 76 investment companies (comprised of 189 portfolios) managed by the Manager. She is 56 years old and has been an employee of the Manager since October 1988.

JOSEPH M. CHIOFFI, Vice President and Assistant Secretary since August 2005.

Senior Counsel of BNY Mellon, and an officer of 76 investment companies (comprised of 189 portfolios) managed by the Manager. He is 50 years old and has been an employee of the Manager since June 2000.

KATHLEEN DENICHOLAS, Vice President and Assistant Secretary since January 2010.

Managing Counsel of BNY Mellon, and an officer of 76 investment companies (comprised of 189 portfolios) managed by the Manager. She is 37 years old and has been an employee of the Manager since February 2001.

JOHN B. HAMMALIAN, Vice President and Assistant Secretary since August 2005.

Senior Managing Counsel of BNY Mellon, and an officer of 76 investment companies (comprised of 189 portfolios) managed by the Manager. He is 48 years old and has been an employee of the Manager since February 1991.

M. CRISTINA MEISER, Vice President and Assistant Secretary since January 2010.

Senior Counsel of BNY Mellon, and an officer of 76 investment companies (comprised of 189 portfolios) managed by the Manager. She is 41 years old and has been an employee of the Manager since August 2001.

ROBERT R. MULLERY, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 76 investment companies (comprised of 189 portfolios) managed by the Manager. He is 59 years old and has been an employee of the Manager since May 1986.

38

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2005.

Senior Managing Counsel of BNY Mellon, and an officer of 76 investment companies (comprised of 189 portfolios) managed by the Manager. He is 46 years old and has been an employee of the Manager since October 1990.

JAMES WINDELS, Treasurer since November 2001.

Director – Mutual Fund Accounting of the Manager, and an officer of 76 investment companies (comprised of 189 portfolios) managed by the Manager. He is 53 years old and has been an employee of the Manager since April 1985.

RICHARD CASSARO, Assistant Treasurer since January 2008.

Senior Accounting Manager – Money Market and Municipal Bond Funds of the Manager, and an officer of 76 investment companies (comprised of 189 portfolios) managed by the Manager. He is 52 years old and has been an employee of the Manager since September 1982.

GAVIN C. REILLY, Assistant Treasurer since December 2005.

Tax Manager of the Investment Accounting and Support Department of the Manager, and an officer of 76 investment companies (comprised of 189 portfolios) managed by the Manager. He is 43 years old and has been an employee of the Manager since April 1991.

ROBERT S. ROBOL, Assistant Treasurer since August 2005.

Senior Accounting Manager – Fixed Income Funds of the Manager, and an officer of 76 investment companies (comprised of 189 portfolios) managed by the Manager. He is 47 years old and has been an employee of the Manager since October 1988.

ROBERT SALVIOLO, Assistant Treasurer since July 2007.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 76 investment companies (comprised of 189 portfolios) managed by the Manager. He is 44 years old and has been an employee of the Manager since June 1989.

ROBERT SVAGNA, Assistant Treasurer since December 2002.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 76 investment companies (comprised of 189 portfolios) managed by the Manager. He is 44 years old and has been an employee of the Manager since November 1990.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the Manager and The Dreyfus Family of Funds (76 investment companies, comprised of 189 portfolios). From November 2001 through March 2004, Mr. Connolly was first Vice-President, Mutual Fund Servicing for Mellon Global Securities Services. In that capacity, Mr. Connolly was responsible for managing Mellon’s Custody, Fund Accounting and Fund Administration services to third-party mutual fund clients. He is 54 years old and has served in various capacities with the Manager since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

STEPHEN J. STOREN, Anti-Money Laundering Compliance Officer since May 2011.

Chief Compliance Officer of the Distributor, and the Anti-Money Laundering Compliance Officer of 72 investment companies (comprised of 185 portfolios) managed by the Manager. He is 57 years old and has been an employee of the Distributor since October 1999.

The Fund	39

NOTES

For More Information

Telephone 1-800-554-4611 or 1-516-338-3300
Mail	The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144
Attn: Investments Division

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at http://www.dreyfus.com and on the SEC’s website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-DREYFUS.

Dreyfus
Investment Portfolios,
MidCap Stock Portfolio

ANNUAL REPORT December 31, 2011

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents
THE FUND
2	A Letter from the Chairman and CEO
3	Discussion of Fund Performance
6	Fund Performance
8	Understanding Your Fund’s Expenses
8	Comparing Your Fund’s Expenses With Those of Other Funds
9	Statement of Investments
14	Statement of Assets and Liabilities
15	Statement of Operations
16	Statement of Changes in Net Assets
18	Financial Highlights
20	Notes to Financial Statements
30	Report of Independent Registered Public Accounting Firm
31	Important Tax Information
32	Information About the Renewal of the Fund’s Management Agreement
37	Board Members Information
39	Officers of the Fund
FOR MORE INFORMATION
Back Cover

Dreyfus Investment Portfolios,
MidCap Stock Portfolio

The Fund

A LETTER FROM THE CHAIRMAN AND CEO

Dear Shareholder:

We present to you this annual report for Dreyfus Investment Portfolios, MidCap Stock Portfolio, covering the 12-month period from January 1, 2011, through December 31, 2011. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

The generally mild returns produced by the U.S. stock market in 2011 belie the pronounced volatility affecting equities over much of the year. Day-to-day market movements were often tumultuous, driven by macroeconomic developments ranging from catastrophic natural disasters in Japan to an unprecedented downgrade of long-term U.S. debt securities and the resurgence of a sovereign debt crisis in Europe. Still, U.S. corporations achieved record-setting profits, on average, even as market valuations dropped below historical norms.A fundamentals-based investment approach proved relatively ineffective in a market fueled mainly by emotion, causing most active portfolio managers to lag market averages.

We are hopeful that equity investors will adopt a more rational perspective in 2012. Our economic forecast calls for a mild acceleration of the U.S. recovery as the domestic banking system regains strength, credit conditions loosen and housing markets begin a long-awaited convalescence. Of course, we encourage you to talk with your financial adviser to help ensure that your investment objectives are properly aligned with your risk tolerance in pursuing potential market opportunities in 2012.

Thank you for your continued confidence and support.

Jonathan R. Baum
Chairman and Chief Executive Officer
The Dreyfus Corporation
January 17, 2012

2

DISCUSSION OF FUND PERFORMANCE

For the period of January 1, 2011, through December 31, 2011, as provided by Patrick Slattery, Portfolio Manager

Fund and Market Performance Overview

For the 12-month period ended December 31, 2011, Dreyfus Investment Portfolios, MidCap Stock Portfolio’s Initial shares produced a total return of 0.40%, and its Service shares produced a total return of 0.20%.1 In comparison, the fund’s benchmark, the Standard & Poor’s MidCap 400 Index (the “S&P 400 Index”), produced a total return of –1.73% for the same period.2

A variety of macroeconomic disappointments weighed on equity markets during much of 2011, but rallies in the first and fourth quarters enabled midcap stocks to post only a mild loss. The fund’s relatively strong performance compared to its benchmark was driven primarily by strong stock selections in the health care, information technology and materials sectors.

The Fund’s Investment Approach

The fund seeks investment results that are greater than the total return performance of publicly traded common stocks of medium-size domestic companies in the aggregate, as represented by the S&P 400 Index.To pursue this goal, the fund normally invests at least 80% of its assets in stocks of midsize companies.The fund invests in growth and value stocks, which are chosen through a disciplined investment process that combines computer modeling techniques, fundamental analysis and risk management. Consistency of returns compared to the S&P 400 Index is a primary goal of the investment process.

Economic Uncertainty Triggered Market Volatility

During the opening months of 2011, broad confidence in U.S. economic growth overcame investors’ concerns regarding a series of unsettling global developments, which included unprecedented political unrest in the Middle East, natural and nuclear disasters in Japan and the growing sovereign debt crisis in Europe. By the spring, however, investor confidence came under increasing pressure with European financial

The Fund	3

DISCUSSION OF FUND PERFORMANCE (continued)

instability intensifying, emerging-markets growth slowing and the U.S. economy showing signs of renewed weakness. Negative market trends were exacerbated by the downgrading of long-term U.S. government debt by a major credit-rating agency. Consequently the S&P 400 Index declined sharply over the summer.

By October, market conditions began to show signs of improvement, bolstered by better U.S. economic data, reductions in the unemployment rate and some positive developments in the global economy. While market volatility remained high during the last quarter of the year, U.S. equities regained much of the ground they had lost earlier. However, returns for midcap stocks proved weaker than those of their larger-cap counterparts.

Quality Factors Buoyed the Fund’s Performance

For the year as a whole, the quantitative modeling factors at the heart of the fund’s stock selection process tended to enhance returns relative to the benchmark. Quality-related factors, such as earnings quality, made the greatest positive contribution to relative performance. Behavioral factors, such as earnings agreement, also played a role in the fund’s comparatively good returns, especially during the latter half of the year. Positive results attributable to these two groups of factors significantly outweighed the negative role played by value-related factors.

Individual Stock Selections Produced Positive Returns

Individual investments in the health care sector provided the fund’s most robust returns relative to the benchmark. Health plan provider Humana advanced after reporting better-than-expected earnings and issuing its first dividend in eighteen years. Two other holdings, drug developer Cephalon and medical device maker Kinetic Concepts, received attractive buyout offers at premiums to their stock prices at the time.

Several information technology holdings delivered strong relative returns as well, led by services provider Fair Isaac, a recent addition to the fund’s portfolio, which climbed sharply in early November after reporting better-than-expected quarterly earnings and raising guidance for future business prospects. Other top technology holdings included Internet services company IAC/InterActiveCorp, which announced strong financial results, and systems consultant SRA International, which was acquired on favorable terms for investors. In the materials sector,

4

specialty chemicals maker NewMarket reported strong earnings and twice increased its dividend payout, driving the stock higher throughout the year.

Of course, not all the fund’s holdings generated favorable results. Notable disappointments included vehicle maker Oshkosh and technology infrastructure and services provider Computer Sciences, both of which were hurt by cutbacks in government spending. Telephone & Data Systems, a diversified telecommunications company, struggled with heavier competition from wireless service providers. Coal producer Arch Coal experienced production and delivery problems, and funded its acquisition of a competitor by issuing more stock, thereby diluting the value of existing shareholders’ interests.

Finding Opportunities Created by Volatility

While the high levels of market volatility that prevailed throughout 2011 were unsettling for many investors, we believe that the turbulent environment created opportunities in many sectors of the market. Our quantitative investment approach, with its broad range of modeling factors, is designed to identify such opportunities across market sectors and investment style strategies.

January 17, 2012

Please note, the position in any security highlighted with italicized typeface was sold during the reporting period.
Equity funds are subject generally to market, market sector, market liquidity, issuer and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.
Stocks of midcap companies often experience sharper price fluctuations than stocks of large-cap companies.
The fund is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies. Individuals may not purchase shares of the fund
directly.A variable annuity is an insurance contract issued by an insurance company that enables investors to accumulate assets on a tax-deferred basis for retirement or other long-term goals.
1	Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption fund shares may be worth more or less than their original cost.The fund’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in variable insurance contracts, which will reduce returns.
2	SOURCE: LIPPER INC. — Reflects reinvestment of dividends and, where applicable, capital gain distributions.The Standard & Poor’s MidCap 400 Index is a widely accepted, unmanaged total return index measuring the performance of the midsize-company segment of the U.S. market.
Investors cannot invest directly in an index.

The Fund	5

FUND PERFORMANCE

Average Annual Total Returns as of 12/31/11
	1Year	5 Years	10 Years
Initial shares	0.40%	0.90%	4.96%
Service shares	0.20%	0.78%	4.81%
Standard & Poor’s MidCap 400 Index	–1.73%	3.32%	7.04%

† Source: Lipper Inc.
Past performance is not predictive of future performance.The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
The fund’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in variable insurance contracts which will reduce returns.
The above graph compares a $10,000 investment made in Initial and Service shares of Dreyfus Investment Portfolios,
MidCap Stock Portfolio on 12/31/01 to a $10,000 investment made in the Standard & Poor’s MidCap 400 Index
(the “Index”) on that date.

6

The fund’s Initial shares are not subject to a Rule 12b-1 fee.The fund’s Service shares are subject to a 0.25% annual Rule 12b-1 fee.All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph above takes into account all applicable fund fees and expenses (after any expense reimbursements).The Index is a widely accepted, unmanaged total return index measuring the performance of the midsize company segment of the U.S. stock market. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

The Fund	7

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads), redemption fees and expenses associated with variable annuity or insurance contracts, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Investment Portfolios, MidCap Stock Portfolio from July 1, 2011 to December 31, 2011. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended December 31, 2011

	Initial Shares	Service Shares
Expenses paid per $1,000†	$4.27	$5.47
Ending value (after expenses)	$922.90	$922.10

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended December 31, 2011

	Initial Shares	Service Shares
Expenses paid per $1,000†	$4.48	$5.75
Ending value (after expenses)	$1,020.77	$1,019.51

† Expenses are equal to the fund’s annualized expense ratio of .88% for Initial shares and 1.13% for Service shares, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

8

STATEMENT OF INVESTMENTS
December 31, 2011

Common Stocks—99.2%	Shares	Value ($)
Consumer Discretionary—14.6%
Aaron’s	67,400	1,798,232
American Greetings, Cl. A	35,300[a]	441,603
ANN	20,900[b]	517,902
Bob Evans Farms	56,400[a]	1,891,656
Brinker International	77,750	2,080,590
Cheesecake Factory	47,700[a,b]	1,399,995
Chico’s FAS	56,100	624,954
Dillard’s, Cl. A	14,900[a]	668,712
GameStop, Cl. A	32,900[a,b]	793,877
ITT Educational Services	26,500[a,b]	1,507,585
O’Reilly Automotive	13,500[b]	1,079,325
Penn National Gaming	18,100[b]	689,067
PetSmart	37,400	1,918,246
RadioShack	46,000[a]	446,660
Scholastic	36,400[a]	1,090,908
Sotheby’s	30,100	858,753
TRW Automotive Holdings	10,000[b]	326,000
Tupperware Brands	13,700	766,789
Valassis Communications	16,200[a,b]	311,526
Weight Watchers International	16,900[a]	929,669
Williams-Sonoma		138,600
Wynn Resorts	2,100	232,029
		20,512,678
Consumer Staples—5.5%
Church & Dwight	64,000	2,928,640
Coca-Cola Enterprises	68,200	1,758,196
Constellation Brands, Cl. A	87,300[b]	1,804,491
Smithfield Foods	48,300[b]	1,172,724
Tootsie Roll Industries	2,100[a]	49,707
		7,713,758
Energy—5.9%
Helix Energy Solutions Group	79,700[b]	1,259,260
HollyFrontier	41,000	959,400
Oceaneering International	13,500	622,755
Plains Exploration & Production	46,100[b]	1,692,792

The Fund	9

STATEMENT OF INVESTMENTS (continued)

Common Stocks (continued)	Shares	Value ($)
Energy (continued)
Superior Energy Services	47,600[a,b]	1,353,744
Tesoro	35,700[b]	833,952
Valero Energy	70,400	1,481,920
		8,203,823
Financial—17.4%
American Financial Group	49,275	1,817,755
Cathay General Bancorp	77,600	1,158,568
Comerica	13,300	343,140
Cousins Properties	28,600[c]	183,326
Discover Financial Services	24,200	580,800
Equity One	6,100[c]	103,578
Highwoods Properties	19,200[a,c]	569,664
Hospitality Properties Trust	64,500[c]	1,482,210
Huntington Bancshares	35,900	197,091
KeyCorp	206,000	1,584,140
Liberty Property Trust	34,700[a,c]	1,071,536
Lincoln National	17,800	345,676
Macerich	6,247[c]	316,098
Mack-Cali Realty	74,300[c]	1,983,067
Protective Life	35,500	800,880
Rayonier	59,350[c]	2,648,791
Reinsurance Group of America	24,600	1,285,350
SEI Investments	98,400	1,707,240
SL Green Realty	21,000[a,c]	1,399,440
StanCorp Financial Group	28,400[a]	1,043,700
SVB Financial Group	6,000[b]	286,140
Waddell & Reed Financial, Cl. A	49,100	1,216,207
Webster Financial	103,900[a]	2,118,521
Weingarten Realty Investors	3,200[c]	69,824
Zions Bancorporation	8,900	144,892
		24,457,634
Health Care—12.3%
Agilent Technologies	29,100[b]	1,016,463
AMERIGROUP	9,100[b]	537,628
Charles River Laboratories International	30,600[b]	836,298
Covance	41,100[b]	1,879,092

10

Common Stocks (continued)	Shares	Value ($)
Health Care (continued)
Health Net	27,400[b]	833,508
Hill-Rom Holdings	50,200	1,691,238
Humana	13,000	1,138,930
IDEXX Laboratories	20,800[a,b]	1,600,768
LifePoint Hospitals	11,800[b]	438,370
Medicis Pharmaceutical, Cl. A	10,200	339,150
Myriad Genetics	4,300[b]	90,042
ResMed	89,400[b]	2,270,760
Techne	28,400	1,938,584
Thoratec	33,300[b]	1,117,548
United Therapeutics	33,300[b]	1,573,425
		17,301,804
Industrial—14.0%
AGCO	27,000[b]	1,160,190
Alaska Air Group	35,000[b]	2,628,150
Alliant Techsystems	25,100	1,434,716
Copart	7,572[b]	362,623
Corrections Corp. of America	94,100[b]	1,916,817
Gardner Denver	28,700	2,211,622
KBR	21,200	590,844
Kennametal	55,600	2,030,512
Korn/Ferry International	12,000[b]	204,720
Nordson	40,400	1,663,672
Pitney Bowes	84,100[a]	1,559,214
Timken	40,400	1,563,884
URS	46,500[b]	1,633,080
WABCO Holdings	15,500[b]	672,700
		19,632,744
Information Technology—15.6%
ACI Worldwide	39,800[a,b]	1,139,872
Arrow Electronics	22,300[b]	834,243
BMC Software	17,600[b]	576,928
CA	86,500	1,748,597
Cadence Design Systems	66,200[b]	688,480
Dolby Laboratories, Cl. A	19,200[b]	585,792
DST Systems	40,244	1,831,907

The Fund	11

STATEMENT OF INVESTMENTS (continued)

Common Stocks (continued)	Shares	Value ($)
Information Technology (continued)
FactSet Research Systems	9,800[a]	855,344
Fair Isaac	58,500	2,096,640
Fairchild Semiconductor International	60,800[b]	732,032
IAC/InterActiveCorp	39,000[a]	1,661,400
Lender Processing Services	23,600	355,652
LSI	118,400[b]	704,480
Plantronics	56,800	2,024,352
QLogic	96,100[b]	1,441,500
Synopsys	62,200[b]	1,691,840
Tech Data	40,500[b]	2,001,105
Vishay Intertechnology	102,800[b]	924,172
		21,894,336
Materials—6.1%
CF Industries Holdings	3,500	507,430
Domtar	27,200	2,174,912
Kronos Worldwide	30,000	541,200
Minerals Technologies	35,300	1,995,509
NewMarket	9,820[a]	1,945,440
Sealed Air	50,000	860,500
Steel Dynamics	34,600	454,990
		8,479,981
Telecommunication Services—1.2%
Telephone & Data Systems	66,200	1,713,918
Utilities—6.6%
Cleco	39,300	1,497,330
Great Plains Energy	113,600	2,474,208
Hawaiian Electric Industries	72,500[a]	1,919,800
NV Energy	34,700	567,345
Questar	126,600	2,514,276
Wisconsin Energy	6,800	237,728
		9,210,687
Total Common Stocks
(cost $135,515,144)		139,121,363

12

Other Investment—.7%	Shares	Value ($)
Registered Investment Company;
Dreyfus Institutional Preferred
Plus Money Market Fund
(cost $1,024,565)	1,024,565[d]	1,024,565

Investment of Cash Collateral
for Securities Loaned—10.8%
Registered Investment Company;
Dreyfus Institutional Cash Advantage Fund
(cost $15,146,438)	15,146,438[d]	15,146,438

Total Investments (cost $151,686,147)	110.7%	155,292,366
Liabilities, Less Cash and Receivables	(10.7%)	(15,054,840)
Net Assets	100.0%	140,237,526

a Security, or portion thereof, on loan.At December 31, 2011, the value of the fund’s securities on loan was
$14,673,232 and the value of the collateral held by the fund was $15,146,438.
b Non-income producing security.
c Investment in real estate investment trust.
d Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited)†

	Value (%)		Value (%)
Financial	17.4	Utilities	6.6
Information Technology	15.6	Materials	6.1
Consumer Discretionary	14.6	Energy	5.9
Industrial	14.0	Consumer Staples	5.5
Health Care	12.3	Telecommunication Services	1.2
Money Market Investments	11.5		110.7

† Based on net assets.
See notes to financial statements.

The Fund	13

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2011

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $14,673,232)—Note 1(b):
Unaffiliated issuers	135,515,144	139,121,363
Affiliated issuers	16,171,003	16,171,003
Cash		418,895
Dividends and securities lending income receivable		107,528
Receivable for shares of Beneficial Interest subscribed		25,861
Prepaid expenses		2,133
		155,846,783
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(b)		106,369
Liability for securities on loan—Note 1(b)		15,146,438
Payable for shares of Beneficial Interest redeemed		301,231
Accrued expenses		55,219
		15,609,257
Net Assets ($)		140,237,526
Composition of Net Assets ($):
Paid-in capital		172,548,894
Accumulated undistributed investment income—net		632,663
Accumulated net realized gain (loss) on investments		(36,550,250)
Accumulated net unrealized appreciation
(depreciation) on investments		3,606,219
Net Assets ($)		140,237,526

Net Asset Value Per Share
	Initial Shares	Service Shares
Net Assets ($)	123,187,118	17,050,408
Shares Outstanding	9,358,905	1,297,886
Net Asset Value Per Share ($)	13.16	13.14

See notes to financial statements.

14

STATEMENT OF OPERATIONS
Year Ended December 31, 2011

Investment Income ($):
Income:
Cash dividends:
Unaffiliated issuers	1,982,159
Affiliated issuers	816
Income from securities lending—Note 1(b)	45,450
Total Income	2,028,425
Expenses:
Management fee—Note 3(a)	1,177,048
Professional fees	70,437
Prospectus and shareholders’ reports	49,359
Distribution fees—Note 3(b)	45,816
Custodian fees—Note 3(b)	18,411
Shareholder servicing costs—Note 3(b)	10,407
Trustees’ fees and expenses—Note 3(c)	4,272
Loan commitment fees—Note 2	2,727
Miscellaneous	16,081
Total Expenses	1,394,558
Less—reduction in fees due to earnings credits—Note 3(b)	(4)
Net Expenses	1,394,554
Investment Income—Net	633,871
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	21,917,984
Net unrealized appreciation (depreciation) on investments	(21,388,110)
Net Realized and Unrealized Gain (Loss) on Investments	529,874
Net Increase in Net Assets Resulting from Operations	1,163,745

See notes to financial statements.

The Fund	15

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2011	2010
Operations ($):
Investment income—net	633,871	793,366
Net realized gain (loss) on investments	21,917,984	17,733,437
Net unrealized appreciation
(depreciation) on investments	(21,388,110)	18,149,709
Net Increase (Decrease) in Net Assets
Resulting from Operations	1,163,745	36,676,512
Dividends to Shareholders from ($):
Investment income—net:
Initial Shares	(723,203)	(1,351,353)
Service Shares	(69,975)	(158,748)
Total Dividends	(793,178)	(1,510,101)
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Initial Shares	8,855,532	11,148,281
Service Shares	2,487,648	3,623,506
Dividends reinvested:
Initial Shares	723,203	1,351,353
Service Shares	69,975	158,748
Cost of shares redeemed:
Initial Shares	(33,901,325)	(28,547,371)
Service Shares	(5,108,937)	(4,212,318)
Increase (Decrease) in Net Assets from
Beneficial Interest Transactions	(26,873,904)	(16,477,801)
Total Increase (Decrease) in Net Assets	(26,503,337)	18,688,610
Net Assets ($):
Beginning of Period	166,740,863	148,052,253
End of Period	140,237,526	166,740,863
Undistributed investment income—net	632,663	791,970

16

	Year Ended December 31,
	2011	2010
Capital Share Transactions:
Initial Shares
Shares sold	669,033	968,273
Shares issued for dividends reinvested	50,858	115,896
Shares redeemed	(2,534,215)	(2,528,129)
Net Increase (Decrease) in Shares Outstanding	(1,814,324)	(1,443,960)
Service Shares
Shares sold	183,958	305,583
Shares issued for dividends reinvested	4,921	13,603
Shares redeemed	(379,066)	(369,298)
Net Increase (Decrease) in Shares Outstanding	(190,187)	(50,112)

See notes to financial statements.

The Fund	17

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated.All information (except portfolio turnover rate) reflects financial results for a single fund share.Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. The fund’s total returns do not reflect expenses associated with variable annuity or insurance contracts.These figures have been derived from the fund’s financial statements.

		Year Ended December 31,
Initial Shares	2011	2010	2009	2008	2007
Per Share Data ($):
Net asset value, beginning of period	13.17	10.46	7.85	15.52	17.39
Investment Operations:
Investment income—net[a]	.06	.06	.11	.09	.12
Net realized and unrealized
gain (loss) on investments	.00[b]	2.76	2.62	(5.63)	.19
Total from Investment Operations	.06	2.82	2.73	(5.54)	.31
Distributions:
Dividends from investment income—net	(.07)	(.11)	(.12)	(.12)	(.07)
Dividends from net realized
gain on investments	—	—	—	(2.01)	(2.11)
Total Distributions	(.07)	(.11)	(.12)	(2.13)	(2.18)
Net asset value, end of period	13.16	13.17	10.46	7.85	15.52
Total Return (%)	.40	27.10	35.51	(40.42)	1.50
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	.86	.84	.84	.82	.80
Ratio of net expenses
to average net assets	.86	.84	.84	.81	.80
Ratio of net investment income
to average net assets	.43	.54	1.22	.76	.73
Portfolio Turnover Rate	81.48	79.28	75.42	86.74	116.83
Net Assets, end of period ($ x 1,000)	123,187	147,155	131,962	125,701	277,602

a	Based on average shares outstanding at each month end.
b	Amount represents less than $.01 per share.

See notes to financial statements.

18

		Year Ended December 31,
Service Shares	2011	2010	2009	2008	2007
Per Share Data ($):
Net asset value, beginning of period	13.16	10.46	7.82	15.45	17.31
Investment Operations:
Investment income—net[a]	.02	.05	.10	.08	.09
Net realized and unrealized
gain (loss) on investments	.01	2.76	2.63	(5.60)	.21
Total from Investment Operations	.03	2.81	2.73	(5.52)	.30
Distributions:
Dividends from investment income—net	(.05)	(.11)	(.09)	(.10)	(.05)
Dividends from net realized
gain on investments	—	—	—	(2.01)	(2.11)
Total Distributions	(.05)	(.11)	(.09)	(2.11)	(2.16)
Net asset value, end of period	13.14	13.16	10.46	7.82	15.45
Total Return (%)	.20	26.94	35.33	(40.44)	1.39
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.11	1.09	1.09	1.06	1.05
Ratio of net expenses
to average net assets	1.11	.97	.90	.90	.90
Ratio of net investment income
to average net assets	.18	.40	1.16	.62	.58
Portfolio Turnover Rate	81.48	79.28	75.42	86.74	116.83
Net Assets, end of period ($ x 1,000)	17,050	19,586	16,090	13,881	39,009
a Based on average shares outstanding at each month end.
See notes to financial statements.

The Fund	19

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus Investment Portfolios (the “Company”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company, operating as a series company currently offering four series, including the MidCap Stock Portfolio (the “fund”). The fund is only offered to separate accounts established by insurance companies to fund variable annuity contracts and variable life insurance policies.The fund is a diversified series.The fund’s investment objective is to seek investment results that are greater than the total return performance of publicly traded common stocks of medium-size domestic companies in the aggregate, as represented by the Standard & Poor’s MidCap 400 Index. The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary ofThe Bank of NewYork Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the fund’s shares, which are sold without a sales charge. The fund is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in each of the following classes of shares: Initial and Service. Each class of shares has identical rights and privileges, except with respect to the distribution plan, the expenses borne by each class, the allocation of certain transfer agency costs and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”)

20

under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions.Actual results could differ from those estimates.

The Company enters into contracts that contain a variety of indemnifications.The fund’s maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e. the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value.This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements.These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The Fund	21

NOTES TO FINANCIAL STATEMENTS (continued)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value.All preceding securities are categorized within Level 1 of the fair value hierarchy.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant American Depository Receipts and futures contracts. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board of Trustees. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and dura-

22

tion of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized as Level 2 or 3 depending on the relevant inputs used.

For restricted securities where observable inputs are limited, assumptions about market activity and risk are used and are categorized within Level 3 of the fair value hierarchy.

The following is a summary of the inputs used as of December 31, 2011 in valuing the fund’s investments:

		Level 2—Other	Level 3—
	Level 1—	Significant	Significant
	Unadjusted	Observable	Unobservable
	Quoted Prices	Inputs	Inputs	Total
Assets ($)
Investments in Securities:
Equity Securities—
Domestic†	139,121,363	—	—	139,121,363
Mutual Funds	16,171,003	—	—	16,171,003
† See Statement of Investments for additional detailed categorizations.

In May 2011, FASB issued Accounting Standards Update (“ASU”) No. 2011-04 “Amendments to Achieve Common FairValue Measurement and Disclosure Requirements in GAAP and International Financial Reporting Standards (“IFRS”)” (“ASU 2011-04”). ASU 2011-04 includes common requirements for measurement of and disclosure about fair value between GAAP and IFRS. ASU 2011-04 will require reporting entities to disclose the following information for fair value measurements categorized within Level 3 of the fair value hierarchy: quantitative information about the unobservable inputs used in the fair value measurement, the valuation processes used by the reporting entity and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. In addition, ASU 2011-04 will

The Fund	23

NOTES TO FINANCIAL STATEMENTS (continued)

require reporting entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements.The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2011. At this time, management is evaluating the implications of ASU 2011-04 and its impact on the financial statements.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement with The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by the Manager, U.S. Government and Agency securities or letters of credit.The fund is entitled to receive all income on securities loaned, in addition to income earned as a result of the lending transaction. Although each security loaned is fully collateralized, the fund bears the risk of delay in recovery of, or loss of rights in, the securities loaned should a borrower fail to return the securities in a timely manner. During the period ended December 31, 2011, The Bank of New York Mellon earned $19,478 from lending portfolio securities, pursuant to the securities lending agreement.

(c) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as “affiliated” in the Act.

24

The fund may invest in shares of certain affiliated investment companies also advised or managed by Dreyfus. Investments in affiliated investment companies for the period ended December 31, 2011 were as follows:

Affiliated
Investment	Value				Value		Net
Company	12/31/2010	($)	Purchases ($)	Sales ($)	12/31/2011	($)	Assets (%)
Dreyfus
Institutional
Preferred
Plus Money
Market Fund	912,000		25,360,907	25,248,342	1,024,565.7
Dreyfus
Institutional
Cash
Advantage
Fund	2,072,631		207,026,915	193,953,108	15,146,438		10.8
Total	2,984,631		232,387,822	219,201,450	16,171,003		11.5

(d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended December 31, 2011, the fund did not have any liabilities for any uncertain tax positions.The fund recog-

The Fund	25

NOTES TO FINANCIAL STATEMENTS (continued)

nizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period, the fund did not incur any interest or penalties.

Each of the tax years in the four-year period ended December 31, 2011 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At December 31, 2011, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $632,663, accumulated capital losses $35,442,133 and unrealized appreciation $3,563,425. In addition, the fund had $1,065,323 of capital losses realized after October 31, 2011, which were deferred for tax purposes to the first day of the following fiscal year.

Under the Regulated Investment Company Modernization Act of 2010 (the “2010 Act”), the fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 (“post-enactment losses”) for an unlimited period. Post-enactment capital loss carryovers will retain their character as either short-term or long-term capital losses rather than be considered short-term as they were under previous statute. However, the 2010 Act requires post-enactment losses to be utilized before the utilization of losses incurred in taxable years prior to the effective date of the 2010 Act (“pre-enactment losses”). As a result of this ordering rule, pre-enactment losses may be more likely to expire unused.

The accumulated capital loss carryover is available for federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to December 31, 2011. If not applied, the carryover expires in fiscal 2017.

The tax character of distributions paid to shareholders during the fiscal periods ended December 31, 2011 and December 31, 2010 were as follows: ordinary income $793,178 and $1,510,101, respectively.

26

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in a $225 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing. During the period ended December 31, 2011, the fund did not borrow under the Facilities.

NOTE 3—Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .75% of the value of the fund’s average daily net assets and is payable monthly.

(b) Under the Distribution Plan (the “Plan”) adopted pursuant to Rule 12b-1 under the Act, Service shares pay the Distributor for distributing its shares, for servicing and/or maintaining Service shares’ shareholder accounts and for advertising and marketing for Service shares.The Plan provides for payments to be made at an annual rate of .25% of the value of the Service shares’ average daily net assets.The Distributor may make payments to participating insurance companies and to brokers and dealers acting as principal underwriter for their variable insurance products. The fees payable under the Plan are payable without regard to actual expenses incurred. During the period ended December 31, 2011, Service shares were charged $45,816 pursuant to the Plan.

The Fund	27

NOTES TO FINANCIAL STATEMENTS (continued)

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended December 31, 2011, the fund was charged $922 pursuant to the transfer agency agreement, which is included in Shareholder servicing costs in the Statement of Operations.

The fund has arrangements with the custodian and cash management bank whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset custody and cash management fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

The fund compensatesThe Bank of NewYork Mellon under cash management agreements for performing cash management services related to fund subscriptions and redemptions. During the period ended December 31, 2011, the fund was charged $116 pursuant to the cash management agreements, which is included in Shareholder servicing costs in the Statement of Operations.These fees were partially offset by earnings credits of $4.

The fund also compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. During the period ended December 31, 2011, the fund was charged $18,411 pursuant to the custody agreement.

During the period ended December 31, 2011, the fund was charged $6,402 for services performed by the Chief Compliance Officer.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $89,116, Rule 12b-1 distribution plan fees $3,513, custodian fees $8,255, chief compliance officer fees $5,295 and transfer agency per account fees $190.

28

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended December 31, 2011, amounted to $128,498,485 and $155,801,597, respectively.

At December 31, 2010, the cost of investments for federal income tax purposes was $151,728,941; accordingly, accumulated net unrealized appreciation on investments was $3,563,425, consisting of $13,282,263 gross unrealized appreciation and $9,718,838 gross unrealized depreciation.

The Fund	29

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

Shareholders and Board of Trustees

Dreyfus Investment Portfolios, MidCap Stock Portfolio

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus Investment Portfolios, MidCap Stock Portfolio (one of the series comprising Dreyfus Investment Portfolios) as of December 31, 2011, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2011 by correspondence with the custodian and others.We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Investment Portfolios, MidCap Stock Portfolio at December 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with U.S. generally accepted accounting principles.

New York, New York
February 10, 2012

30

IMPORTANT TAX INFORMATION (Unaudited)

For federal tax purposes, the fund hereby designates 100% of the ordinary dividends paid during the fiscal year ended December 31, 2011 as qualifying for the corporate dividends received deduction. Shareholders will receive notification in early 2012 of the percentage applicable to the preparation of their 2011 income tax returns.

The Fund	31

INFORMATION ABOUT THE RENEWAL OF THE
FUND’S MANAGEMENT AGREEMENT (Unaudited)

At a meeting of the fund’s Board of Trustees held on July 13 and 14, 2011, the Board considered the renewal of the fund’s Management Agreement pursuant to which Dreyfus provides the fund with investment advisory and administrative services (the “Agreement”). The Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of Dreyfus. In considering the renewal of the Agreement, the Board considered all factors that it believed to be relevant, including those discussed below. The Board did not identify any one factor as dispositive, and each Board member may have attributed different weights to the factors considered.

Analysis of Nature, Extent, and Quality of Services Provided to the Fund.The Board members considered information previously provided to them in presentations from representatives of Dreyfus regarding the nature, extent, and quality of the services provided to funds in the Dreyfus fund complex, and representatives of Dreyfus confirmed that there had been no material changes in this information. Dreyfus provided the number of open accounts in the fund, the fund’s asset size and the allocation of fund assets among distribution channels. Dreyfus also had previously provided information regarding the diverse intermediary relationships and distribution channels of funds in the Dreyfus fund complex and Dreyfus’ corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each distribution channel, including the distribution channel(s) for the fund.

The Board members also considered research support available to, and portfolio management capabilities of, the fund’s portfolio management personnel and that Dreyfus also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements.The Board members also considered Dreyfus’ extensive administrative, accounting, and compliance infrastructures.The Board also considered portfolio management’s brokerage policies and practices (including policies and practices regarding soft dollars) and the standards applied in seeking best execution.

32

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio. The Board members reviewed reports prepared by Lipper, Inc. (“Lipper”), an independent provider of investment company data, which included information comparing (1) the fund’s performance with the performance of a group of comparable funds (the “Performance Group”) and with a broader group of funds (the “Performance Universe”), all for various periods ended May 31, 2011, and (2) the fund’s actual and contractual management fees and total expenses with those of a group of comparable funds (the “Expense Group”) and with a broader group of funds (the “Expense Universe”), the information for which was derived in part from fund financial statements available to Lipper as of December 31, 2010. Dreyfus previously had furnished the Board with a description of the methodology Lipper used to select the Performance Group and Performance Universe and the Expense Group and Expense Universe.

Dreyfus representatives stated that the usefulness of performance comparisons may be affected by a number of factors, including different investment limitations that may be applicable to the fund and comparison funds.The Board members discussed the results of the comparisons and noted that the fund’s total return performance was variously above, at and below the Performance Group and Performance Universe medians. Dreyfus also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index.

The Board members also reviewed the range of actual and contractual management fees and total expenses of the Expense Group and Expense Universe funds and discussed the results of the comparisons. They noted that the fund’s contractual management fee was at the Expense Group median, the fund’s actual management fee was at the Expense Group median and above the Expense Universe median and the fund’s total expenses were at the Expense Group median and below the Expense Universe median.

The Fund	33

INFORMATION ABOUT THE RENEWAL OF THE FUND’S
MANAGEMENT AGREEMENT (Unaudited) (continued)

Representatives of Dreyfus reviewed with the Board members the management or investment advisory fees (1) paid by funds advised or administered by Dreyfus that are in the same Lipper category as the fund and (2) paid to Dreyfus or the Dreyfus-affiliated primary employer of the fund’s primary portfolio manager for advising any separate accounts and/or other types of client portfolios that are considered to have similar investment strategies and policies as the fund (the “Similar Clients”), and explained the nature of the Similar Clients. They discussed differences in fees paid and the relationship of the fees paid in light of any differences in the services provided and other relevant factors.The Board members considered the relevance of the fee information provided for the Similar Clients to evaluate the appropriateness and reasonableness of the fund’s management fee.

Analysis of Profitability and Economies of Scale. Dreyfus’ representatives reviewed the expenses allocated and profit received by Dreyfus and the resulting profitability percentage for managing the fund, and the method used to determine the expenses and profit. The Board concluded that the profitability results were not unreasonable, given the services rendered and service levels provided by Dreyfus. The Board previously had been provided with information prepared by an independent consulting firm regarding Dreyfus’ approach to allocating costs to, and determining the profitability of, individual funds and the entire Dreyfus fund complex. The consulting firm also had analyzed where any economies of scale might emerge in connection with the management of a fund.

The Board’s counsel stated that the Board members should consider the profitability analysis (1) as part of their evaluation of whether the fees under the Agreement bear a reasonable relationship to the mix of services provided by Dreyfus, including the nature, extent and quality of such services, and (2) in light of the relevant circumstances for the fund

34

and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders.They also noted that, as a result of shared and allocated costs among funds in the Dreyfus fund complex, the extent of economies of scale could depend substantially on the level of assets in the complex as a whole, so that increases and decreases in complex-wide assets can affect potential economies of scale in a manner that is disproportionate to, or even in the opposite direction from, changes in the fund’s asset level.The Board members also considered potential benefits to Dreyfus from acting as investment adviser and noted the soft dollar arrangements in effect for trading the fund’s investments.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to the renewal of the Agreement. Based on the discussions and considerations as described above, the Board concluded and determined as follows.

  The Board concluded that the nature, extent and quality of the services provided by Dreyfus are adequate and appropriate.

  The Board generally was satisfied with the fund’s improved performance.

  The Board concluded that the fee paid to Dreyfus was reasonable in light of the considerations described above.

  The Board determined that the economies of scale which may accrue to Dreyfus and its affiliates in connection with the management of the fund had been adequately considered by Dreyfus in connection with the fee rate charged to the fund pursuant to the Agreement and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

The Fund	35

INFORMATION ABOUT THE RENEWAL OF THE FUND’S
MANAGEMENT AGREEMENT (Unaudited) (continued)

The Board members considered these conclusions and determinations, along with information received on a routine and regular basis throughout the year. In addition, it should be noted that the Board’s consideration of the contractual fee arrangements for this fund had the benefit of a number of years of reviews of prior or similar agreements during which lengthy discussions took place between the Board members and Dreyfus representatives. Certain aspects of the arrangements may receive greater scrutiny in some years than in others, and the Board members’ conclusions may be based, in part, on their consideration of the same or similar arrangements in prior years. The Board members determined that renewal of the Agreement was in the best interests of the fund and its shareholders.

36

BOARD MEMBERS INFORMATION (Unaudited)

Joseph S. DiMartino (68)
Chairman of the Board (1998)
Principal Occupation During Past 5Years:
• Corporate Director and Trustee
Other Public Company Board Memberships During Past 5Years:
• CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (1997-present)
• Sunair Services Corporation, a provider of certain outdoor-related services to homes and businesses, Director (2005-2009)
• The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director (2000-2010)
No. of Portfolios for which Board Member Serves: 164
———————
Clifford L. Alexander, Jr. (78)
Board Member (1998)
Principal Occupation During Past 5Years:
• President of Alexander & Associates, Inc., a management consulting firm (January 1981-present)
No. of Portfolios for which Board Member Serves: 45
———————
David W. Burke (75)
Board Member (2003)
Principal Occupation During Past 5Years:
• Corporate Director and Trustee
No. of Portfolios for which Board Member Serves: 81
———————
Whitney I. Gerard (77)
Board Member (2003)
Principal Occupation During Past 5Years:
• Partner of Chadbourne & Parke LLP
No. of Portfolios for which Board Member Serves: 25

The Fund	37

BOARD MEMBERS INFORMATION (Unaudited) (continued)

Nathan Leventhal (68)
Board Member (2009)
Principal Occupation During Past 5Years:
• Commissioner, NYC Planning Commission (March 2007-present)
• Chairman of the Avery-Fisher Artist Program (November 1997-present)
Other Public Company Board Memberships During Past 5Years:
• Movado Group, Inc., Director
No. of Portfolios for which Board Member Serves: 43
———————
George L. Perry (77)
Board Member (2003)
Principal Occupation During Past 5Years:
• Economist and Senior Fellow at Brookings Institution
No. of Portfolios for which Board Member Serves: 25
———————
Benaree Pratt Wiley (65)
Board Member (2009)
Principal Occupation During Past 5Years:
• Principal,TheWiley Group, a firm specializing in strategy and business development (2005-present)
Other Public Company Board Memberships During Past 5Years:
• CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (2008-present)
No. of Portfolios for which Board Member Serves: 66
———————

Once elected all Board Members serve for an indefinite ternm, but achieve Emeritus status upon reaching age 80.The address of the Board Members and Officers is in c/o The Dreyfus Corporation, 200 Park Avenue, NewYork, NewYork 10166.Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-DREYFUS.

Lucy Wilson Benson, Emeritus Board Member
Arthur A. Hartman, Emeritus Board Member

38

OFFICERS OF THE FUND (Unaudited)

BRADLEY J. SKAPYAK, President since January 2010.

Chief Operating Officer and a director of the Manager since June 2009. From April 2003 to June 2009, Mr. Skapyak was the head of the Investment Accounting and Support Department of the Manager. He is an officer of 75 investment companies (comprised of 163 portfolios) managed by the Manager. He is 53 years old and has been an employee of the Manager since February 1988.

JANETTE E. FARRAGHER, Vice President and Secretary since December 2011.

Assistant General Counsel of BNY Mellon, and an officer of 76 investment companies (comprised of 189 portfolios) managed by the Manager. She is 49 years old and has been an employee of the Manager since February 1984.

KIESHA ASTWOOD, Vice President and Assistant Secretary since January 2010.

Counsel of BNY Mellon, and an officer of 76 investment companies (comprised of 189 portfolios) managed by the Manager. She is 38 years old and has been an employee of the Manager since July 1995.

JAMES BITETTO, Vice President and Assistant Secretary since August 2005.

Senior Counsel of BNY Mellon and Secretary of the Manager, and an officer of 76 investment companies (comprised of 189 portfolios) managed by the Manager. He is 45 years old and has been an employee of the Manager since December 1996.

JONI LACKS CHARATAN, Vice President and Assistant Secretary since August 2005.

Senior Counsel of BNY Mellon, and an officer of 76 investment companies (comprised of 189 portfolios) managed by the Manager. She is 56 years old and has been an employee of the Manager since October 1988.

JOSEPH M. CHIOFFI, Vice President and Assistant Secretary since August 2005.

Senior Counsel of BNY Mellon, and an officer of 76 investment companies (comprised of 189 portfolios) managed by the Manager. He is 50 years old and has been an employee of the Manager since June 2000.

KATHLEEN DENICHOLAS, Vice President and Assistant Secretary since January 2010.

Managing Counsel of BNY Mellon, and an officer of 76 investment companies (comprised of 189 portfolios) managed by the Manager. She is 37 years old and has been an employee of the Manager since February 2001.

JOHN B. HAMMALIAN, Vice President and Assistant Secretary since August 2005.

Senior Managing Counsel of BNY Mellon, and an officer of 76 investment companies (comprised of 189 portfolios) managed by the Manager. He is 48 years old and has been an employee of the Manager since February 1991.

M. CRISTINA MEISER, Vice President and Assistant Secretary since January 2010.

Senior Counsel of BNY Mellon, and an officer of 76 investment companies (comprised of 189 portfolios) managed by the Manager. She is 41 years old and has been an employee of the Manager since August 2001.

ROBERT R. MULLERY, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 76 investment companies (comprised of 189 portfolios) managed by the Manager. He is 59 years old and has been an employee of the Manager since May 1986.

The Fund	39

OFFICERS OF THE FUND (Unaudited) (continued)

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2005.

Senior Managing Counsel of BNY Mellon, and an officer of 76 investment companies (comprised of 189 portfolios) managed by the Manager. He is 46 years old and has been an employee of the Manager since October 1990.

JAMES WINDELS, Treasurer since November 2001.

Director – Mutual Fund Accounting of the Manager, and an officer of 76 investment companies (comprised of 189 portfolios) managed by the Manager. He is 53 years old and has been an employee of the Manager since April 1985.

RICHARD CASSARO, Assistant Treasurer since January 2008.

Senior Accounting Manager – Money Market and Municipal Bond Funds of the Manager, and an officer of 76 investment companies (comprised of 189 portfolios) managed by the Manager. He is 52 years old and has been an employee of the Manager since September 1982.

GAVIN C. REILLY, Assistant Treasurer since December 2005.

Tax Manager of the Investment Accounting and Support Department of the Manager, and an officer of 76 investment companies (comprised of 189 portfolios) managed by the Manager. He is 43 years old and has been an employee of the Manager since April 1991.

ROBERT S. ROBOL, Assistant Treasurer since August 2005.

Senior Accounting Manager – Fixed Income Funds of the Manager, and an officer of 76 investment companies (comprised of 189 portfolios) managed by the Manager. He is 47 years old and has been an employee of the Manager since October 1988.

ROBERT SALVIOLO, Assistant Treasurer since July 2007.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 76 investment companies (comprised of 189 portfolios) managed by the Manager. He is 44 years old and has been an employee of the Manager since June 1989.

ROBERT SVAGNA, Assistant Treasurer since December 2002.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 76 investment companies (comprised of 189 portfolios) managed by the Manager. He is 44 years old and has been an employee of the Manager since November 1990.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the Manager and The Dreyfus Family of Funds (76 investment companies, comprised of 189 portfolios). From November 2001 through March 2004, Mr. Connolly was first Vice-President, Mutual Fund Servicing for Mellon Global Securities Services. In that capacity, Mr. Connolly was responsible for managing Mellon’s Custody, Fund Accounting and Fund Administration services to third-party mutual fund clients. He is 54 years old and has served in various capacities with the Manager since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

STEPHEN J. STOREN, Anti-Money Laundering Compliance Officer since May 2011.

Chief Compliance Officer of the Distributor, and the Anti-Money Laundering Compliance Officer of 72 investment companies (comprised of 185 portfolios) managed by the Manager. He is 57 years old and has been an employee of the Distributor since October 1999.

40

For More Information

Telephone 1-800-554-4611 or 1-516-338-3300
Mail	The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144
Attn: Investments Division

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at http://www.dreyfus.com and on the SEC’s website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-DREYFUS.

Dreyfus
Investment Portfolios,
Small Cap Stock Index
Portfolio

ANNUAL REPORT December 31, 2011

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents
THE FUND
2	A Letter from the Chairman and CEO
3	Discussion of Fund Performance
6	Fund Performance
8	Understanding Your Fund’s Expenses
8	Comparing Your Fund’s Expenses With Those of Other Funds
9	Statement of Investments
28	Statement of Financial Futures
29	Statement of Assets and Liabilities
30	Statement of Operations
31	Statement of Changes in Net Assets
32	Financial Highlights
33	Notes to Financial Statements
43	Report of Independent Registered Public Accounting Firm
44	Important Tax Information
45	Information About the Renewal of the Fund’s Management Agreement
50	Board Members Information
52	Officers of the Fund
FOR MORE INFORMATION
Back Cover

Dreyfus Investment Portfolios,
Small Cap Stock Index Portfolio

The Fund

A LETTER FROM THE CHAIRMAN AND CEO

Dear Shareholder:

We present to you this annual report for Dreyfus Investment Portfolios, Small Cap Stock Index Portfolio, covering the 12-month period from January 1, 2011, through December 31, 2011. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

The generally mild returns produced by the U.S. stock market in 2011 belie the pronounced volatility affecting equities over much of the year. Day-to-day market movements were often tumultuous, driven by macroeconomic developments ranging from catastrophic natural disasters in Japan to an unprecedented downgrade of long-term U.S. debt securities and the resurgence of a sovereign debt crisis in Europe. Still, U.S. corporations achieved record-setting profits, on average, even as market valuations dropped below historical norms.A fundamentals-based investment approach proved relatively ineffective in a market fueled mainly by emotion, causing most active portfolio managers to lag market averages.

We are hopeful that equity investors will adopt a more rational perspective in 2012. Our economic forecast calls for a mild acceleration of the U.S. recovery as the domestic banking system regains strength, credit conditions loosen and housing markets begin a long-awaited convalescence. Of course, we encourage you to talk with your financial adviser to help ensure that your investment objectives are properly aligned with your risk tolerance in pursuing potential market opportunities in 2012.

Thank you for your continued confidence and support.

Jonathan R. Baum
Chairman and Chief Executive Officer
The Dreyfus Corporation
January 17, 2012

DISCUSSION OF FUND PERFORMANCE

For the period of January 1, 2011, through December 31, 2011, as provided by Thomas J. Durante, Karen Q.Wong and Richard A. Brown, Portfolio Managers

Fund and Market Performance Overview

For the 12-month period ended December 31, 2011, Dreyfus Investment Portfolios, Small Cap Stock Index Portfolio produced a total return of 0.56%.1 In comparison, the fund’s benchmark, the Standard & Poor’s SmallCap 600 Index (the “S&P 600 Index”) produced a 1.02% return for the same period.2,3

Macroeconomic disappointments in the United States and throughout the world weighed on small-cap stocks during 2011, but rallies in the first and fourth quarters enabled the S&P 600 Index to end the year in positive territory.The difference in return between the fund and the S&P 600 Index was primarily the result of transaction costs and operating expenses that are not reflected in the S&P 600 Index’s results.

The Fund’s Investment Approach

The fund seeks to match the performance of the S&P 600 Index by investing in a representative sample of the stocks included in the S&P 600 Index, and in futures whose performance is tied to the S&P 600 Index. The fund’s investments are selected by a “sampling” process based on market capitalization, industry representation and other means.The fund expects to invest in approximately 500 or more of the stocks in the S&P 600 Index.

Global Economic Developments Roiled Equity Markets

Improvements in U.S. economic data supported small-cap stock prices at the start of 2011, but political unrest in the Middle East and catastrophic natural and nuclear disasters in Japan soon interrupted the rally. Nonetheless, stocks in all capitalization ranges generally rebounded from these unexpected shocks by the end of the first quarter.

Investors’ hopes for a more robust recovery were dashed in late April, when Greece teetered on the brink of default on its sovereign debt and the crisis spread to other European nations. In addition, U.S. economic

The Fund	3

DISCUSSION OF FUND PERFORMANCE (continued)

data proved more disappointing than expected, and investors reacted with caution to a contentious political debate regarding government spending and borrowing.As a result, newly risk-averse investors shifted their focus away from smaller, unproven companies and toward large, well-established companies in traditionally defensive industries.

Market declines were particularly severe in August and September, after a major credit-rating agency downgraded its assessment of long-term U.S. government debt, sparking a renewed “flight to quality.” The market rebounded slightly from October through December, when U.S. economic data improved and European policymakers made some progress in addressing the region’s problems. In this turbulent environment, small-cap stocks generally produced lower returns than their large-cap counterparts.

Investors Favored Traditionally Defensive Industries

As market sentiment deteriorated, skittish investors turned to traditionally defensive industry groups, such as the health care, utilities and financials sectors. In the health care sector, managed care providers gained value from previously depressed levels amid heightened mergers-and-acquisitions activity and rising enrollment trends in government- and corporate-sponsored health plans. Several small-cap pharmaceutical developers and biotechnology companies advanced when new products under development made encouraging progress through the regulatory approval process. In addition, producers of generic medicines climbed as more patents expired on major branded drugs.

Among utilities, a cold start to 2011 boosted sales for power producers early in the year, and high dividend yields later attracted traditional fixed-income investors from the bond market. Unlike major banks, smaller regional financial institutions had relatively little exposure to troubled European debt, and small-cap insurance companies rebounded from low valuations later in the year when they proved able to implement and maintain premium rate increases.

The industrials sector proved to be the small-cap market’s greatest laggard of 2011, as providers of commercial services and supplies were hurt by reduced business spending in the faltering economy. Spending cuts were especially harmful to electronic equipment makers serving the telecom-

munications industry. In the information technology sector, competitive pressures from very large industry leaders dampened sales and earnings of small-cap semiconductor manufacturers, particularly among companies supplying components for mobile handsets and touch-screen displays. In the consumer discretionary sector, for-profit education companies encountered greater regulatory scrutiny of their recruitment and marketing practices, and enrollments suffered when many prospective students could not find affordable loans in a tight lending environment. In the materials sector, industrial metals producers struggled with higher production costs and fading demand in the emerging markets.

Index Funds Offer Diversification Benefits

As an index fund, our strategy is to attempt to replicate the returns of the S&P 600 Index by investing in a representative sample of the stocks listed in the S&P 600 Index. The fund’s investments are not affected by any individual preference for one market or security over another. Instead, the fund employs a passive management approach in which all investment decisions are based on the composition of the S&P 600 Index.

January 17, 2012

Equity funds are subject generally to market, market sector, market liquidity, issuer, and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus. Stocks of small- and/or midcap companies often experience sharper price fluctuations than stocks of large-cap companies.
The fund is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies. Individuals may not purchase shares of the fund
directly.A variable annuity is an insurance contract issued by an insurance company that enables investors to accumulate assets on a tax-deferred basis for retirement or other long-term goals.
1	Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption fund shares may be worth more or less than their original cost.The fund’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in variable insurance contracts, which will reduce returns.
2	SOURCE: LIPPER INC. — Reflects the reinvestment of dividends and, where applicable, capital gain distributions.The Standard & Poor’s SmallCap 600 Index is a broad-based index and a widely accepted, unmanaged index of overall small-cap stock market performance.
3	“Standard & Poor’s®,” “S&P®,” “S&P SmallCap 600” and “Standard & Poor’s SmallCap
600” are trademarks of Standard & Poor’s Financial Services LLC, and have been licensed for use by the fund.The fund is not sponsored, endorsed, sold or promoted by Standard & Poor’s and
Standard & Poor’s makes no representation regarding the advisability of investing in the fund.

The Fund	5

FUND PERFORMANCE

† Source: Lipper Inc.
Past performance is not predictive of future performance.The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
The fund’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in variable insurance contracts which will reduce returns.
The above graph compares a $10,000 investment made in Dreyfus Investment Portfolios, Small Cap Stock Index
Portfolio on 5/1/02 (inception date) to a $10,000 investment made in the Standard & Poor’s SmallCap 600
Index (the “Index”) on that date. For comparative purposes, the value of the Index on 4/30/02 is used as the beginning value on 5/1/02. The fund is subject to a 0.25% annual Rule 12b-1 fee. All dividends and capital gain distributions are reinvested.
The fund’s performance shown in the line graph above takes into account all applicable fund fees and expenses.The
Index is a broad-based index and a widely accepted, unmanaged index of overall small-cap stock market performance.The
Index reflects the reinvestment of dividends and, where applicable, capital gain distributions. Unlike a mutual fund, the
Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

Average Annual Total Returns as of 12/31/11
	Inception			From
	Date	1Year	5 Years	Inception
Portfolio	5/1/02	0.56%	1.66%	5.75%
Standard & Poor’s
SmallCap 600 Index	4/30/02	1.02%	1.94%	6.29%†

Past performance is not predictive of future performance.The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
† For comparative purposes, the value of the Index as of 4/30/02 is used as the beginning value on 5/1/02.

The Fund	7

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads), redemption fees and expenses associated with variable annuity or insurance contracts, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Investment Portfolios, Small Cap Stock Index Portfolio from July 1, 2011 to December 31, 2011. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended December 31, 2011

Expenses paid per $1,000†	$2.93
Ending value (after expenses)	$936.90

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended December 31, 2011

Expenses paid per $1,000†	$3.06
Ending value (after expenses)	$1,022.18

† Expenses are equal to the fund’s annualized expense ratio of .60%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

STATEMENT OF INVESTMENTS

December 31, 2011

Common Stocks—98.7%	Shares	Value ($)
Consumer Discretionary—15.2%
American Public Education	8,327 [a,b]	360,393
Arbitron	13,209	454,522
Big 5 Sporting Goods	6,956	72,621
Biglari Holdings	680 [b]	250,403
BJ’s Restaurants	10,009 [a,b]	453,608
Blue Nile	5,745 [a,b]	234,856
Blyth	2,950	167,560
Boyd Gaming	23,190 [b]	172,997
Brown Shoe	16,123 [a]	143,495
Brunswick	38,948	703,401
Buckle	11,247 [a]	459,665
Buffalo Wild Wings	7,146 [b]	482,426
Cabela’s	17,076 [a,b]	434,072
Callaway Golf	18,687 [a]	103,339
Capella Education	7,621 [a,b]	274,737
Career Education	25,628 [b]	204,255
Carter’s	20,244 [b]	805,914
Cato, Cl. A	13,296	321,763
CEC Entertainment	9,533 [a]	328,412
Children’s Place Retail Stores	10,161 [a,b]	539,752
Christopher & Banks	13,042	30,518
Coinstar	13,611 [a,b]	621,206
Corinthian Colleges	35,676 [b]	77,417
Cracker Barrel Old Country Store	9,272	467,402
Crocs	40,465 [b]	597,668
DineEquity	6,315 [b]	266,556
Drew Industries	5,517 [b]	135,332
E.W. Scripps, Cl. A	15,372 [b]	123,130
EnerSys	21,145 [b]	549,136
Ethan Allen Interiors	12,322 [a]	292,155
Finish Line, Cl. A	22,459	433,122
Fred’s, Cl. A	18,714	272,850
Genesco	9,947 [b]	614,128
Group 1 Automotive	9,726 [a]	503,807
Harte-Hanks	16,274 [a]	147,931

The Fund	9

STATEMENT OF INVESTMENTS (continued)

Common Stocks (continued)	Shares	Value ($)
Consumer Discretionary (continued)
Haverty Furniture	3,250	35,685
Helen of Troy	12,546[b]	385,162
Hibbett Sports	11,935[b]	539,223
Hillenbrand	27,512	614,068
Hot Topic	23,544	155,626
Iconix Brand Group	32,277[a,b]	525,792
Interval Leisure Group	19,574[b]	266,402
iRobot	10,808[a,b]	322,619
Jack in the Box	16,231[b]	339,228
JAKKS Pacific	15,076	212,722
JOS. A. Bank Clothiers	11,757[b]	573,271
K-Swiss, Cl. A	7,151[a,b]	20,881
Kirkland’s	7,728[b]	102,782
La-Z-Boy	22,258[b]	264,870
Lincoln Educational Services	8,234	65,049
Lithia Motors, Cl. A	9,262	202,467
Live Nation	61,655[a,b]	512,353
Liz Claiborne	41,675[a,b]	359,655
Lumber Liquidators Holdings	12,193[a,b]	215,328
M/I Homes	7,103[b]	68,189
Maidenform Brands	9,637[b]	176,357
Marcus	11,717	147,751
MarineMax	5,480[b]	35,730
Marriott Vacations Worldwide	10,542[a,b]	180,901
Men’s Wearhouse	22,085	715,775
Meritage Homes	10,054[b]	233,152
Midas	3,262[b]	28,021
Monarch Casino & Resort	5,748[b]	58,572
Monro Muffler Brake	12,439[a]	482,509
Movado Group	9,436	171,452
NutriSystem	10,557[a]	136,502
OfficeMax	30,932[b]	140,431
Oxford Industries	5,933	267,697
P.F. Chang’s China Bistro	10,593[a]	327,430
Papa John’s International	9,408[b]	354,493
Peet’s Coffee & Tea	5,508[a,b]	345,241

Common Stocks (continued)	Shares	Value ($)
Consumer Discretionary (continued)
PEP Boys-Manny Moe & Jack	22,845	251,295
Perry Ellis International	4,511[b]	64,146
PetMed Express	10,342[a]	107,350
Pinnacle Entertainment	27,221[b]	276,565
Pool	19,908[a]	599,231
Quiksilver	50,858[b]	183,597
Red Robin Gourmet Burgers	6,644[b]	184,039
Ruby Tuesday	27,320[b]	188,508
Rue21	7,050[a,b]	152,280
Ruth’s Hospitality Group	18,116[a,b]	90,037
Ryland Group	14,779	232,917
Select Comfort	23,869[b]	517,719
Shuffle Master	25,234[b]	295,742
Skechers USA, Cl. A	11,737[a,b]	142,252
Sonic	29,823[b]	200,709
Sonic Automotive, Cl. A	14,152	209,591
Spartan Motors	17,439	83,882
Stage Stores	15,132	210,183
Standard Motor Products	10,503	210,585
Standard Pacific	32,627[a,b]	103,754
Stein Mart	11,942[b]	81,325
Steven Madden	14,578[b]	502,941
Sturm Ruger & Co.	9,283[a]	310,609
Superior Industries International	9,783	161,811
Texas Roadhouse	25,889	385,746
True Religion Apparel	11,915[b]	412,021
Tuesday Morning	18,904[b]	65,219
Universal Electronics	5,548[b]	93,595
Universal Technical Institute	10,569[b]	135,072
Vitamin Shoppe	13,979[b]	557,483
VOXX International	10,795[b]	91,218
Winnebago Industries	10,835[a,b]	79,962
Wolverine World Wide	20,405	727,234
Zale	15,016[b]	57,211
Zumiez	8,700[a,b]	241,512
		29,891,276

The Fund	11

STATEMENT OF INVESTMENTS (continued)

Common Stocks (continued)	Shares	Value ($)
Consumer Staples—4.3%
Alliance One International	35,027 [b]	95,273
Andersons	8,285	361,723
B&G Foods	19,982	480,967
Boston Beer, Cl. A	3,763 [a,b]	408,511
Cal-Maine Foods	6,745 [a]	246,665
Calavo Growers	2,945	75,628
Casey’s General Stores	16,573	853,675
Central Garden & Pet, Cl. A	18,683 [b]	155,443
Darling International	51,350 [a,b]	682,441
Diamond Foods	9,709 [a]	313,309
Hain Celestial Group	19,293 [b]	707,281
Inter Parfums	5,088	79,169
J&J Snack Foods	6,040	321,811
Medifast	7,543 [a,b]	103,490
Nash Finch	6,502	190,379
Prestige Brands Holdings	20,949 [b]	236,095
Sanderson Farms	6,909 [a]	346,348
Seneca Foods, Cl. A	2,640 [b]	68,165
Snyders-Lance	17,027 [a]	383,108
Spartan Stores	10,665	197,303
TreeHouse Foods	14,393 [b]	941,014
United Natural Foods	19,933 [b]	797,519
WD-40	7,743	312,895
		8,358,212
Energy—4.0%
Approach Resources	10,366 [a,b]	304,864
Basic Energy Services	12,734 [b]	250,860
Bristow Group	16,013 [a]	758,856
Contango Oil & Gas	6,245 [b]	363,334
Exterran Holdings	21,875 [b]	199,062
GeoResources	8,529 [a,b]	249,985
Gulf Island Fabrication	5,685	166,059
Gulfport Energy	19,533 [b]	575,247
Hornbeck Offshore Services	14,133 [b]	438,406
ION Geophysical	54,966 [b]	336,942
Lufkin Industries	12,262	825,355

Common Stocks (continued)	Shares	Value ($)
Energy (continued)
Matrix Service	15,187 [b]	143,365
Overseas Shipholding Group	9,395 [a]	102,687
OYO Geospace	1,617 [b]	125,043
Penn Virginia	17,067	90,284
Petroleum Development	9,306 [b]	326,734
PetroQuest Energy	24,385 [a,b]	160,941
Pioneer Drilling	28,224 [b]	273,208
SEACOR Holdings	8,577 [b]	763,010
Stone Energy	21,901 [b]	577,748
Swift Energy	18,255 [a,b]	542,539
Tetra Technologies	34,989 [b]	326,797
		7,901,326
Financial—19.6%
Acadia Realty Trust	17,946 [c]	361,432
AMERISAFE	7,050 [b]	163,912
Bank Mutual	27,428 [a]	87,221
Bank of the Ozarks	10,142 [a]	300,507
BBCN Bancorp	35,566 [b]	336,099
BioMed Realty Trust	64,590 [c]	1,167,787
Boston Private Financial Holdings	35,516	281,997
Brookline Bancorp	29,802 [a]	251,529
Calamos Asset Management, Cl. A	9,781	122,360
Cash America International	13,654	636,686
Cedar Realty Trust	23,765 [c]	102,427
City Holding	7,867 [a]	266,613
Colonial Properties Trust	39,194 [c]	817,587
Columbia Banking System	18,398	354,529
Community Bank System	13,554 [a]	376,801
Delphi Financial Group, Cl. A	23,945	1,060,763
DiamondRock Hospitality	69,021 [c]	665,362
Dime Community Bancshares	9,767	123,064
EastGroup Properties	11,472 [c]	498,803
eHealth	7,144 [a,b]	105,017
Employers Holdings	12,693	229,616
Encore Capital Group	10,315 [b]	219,297
Entertainment Properties Trust	20,945 [a,c]	915,506

The Fund	13

STATEMENT OF INVESTMENTS (continued)

Common Stocks (continued)	Shares	Value ($)
Financial (continued)
Extra Space Storage	40,715 [a,c]	986,524
EZCORP, Cl. A	20,442 [b]	539,056
F.N.B	55,206 [a]	624,380
Financial Engines	15,439 [a,b]	344,753
First BanCorp	3,332 [a,b,c]	11,629
First Cash Financial Services	13,185 [b]	462,662
First Commonwealth Financial	45,060	237,016
First Financial Bancorp	25,582 [a]	425,684
First Financial Bankshares	12,941 [a]	432,618
First Midwest Bancorp	33,813	342,526
Forestar Group	16,142 [b]	244,228
Franklin Street Properties	35,684 [a,c]	355,056
Getty Realty	11,371 [a,c]	158,625
Glacier Bancorp	28,546 [a]	343,408
Hanmi Financial	21,246 [b]	157,224
Healthcare Realty Trust	29,942 [c]	556,622
Home Bancshares	10,215	264,671
Horace Mann Educators	16,989	232,919
Independent Bank/MA	7,867	214,690
Infinity Property & Casualty	4,222	239,556
Inland Real Estate	40,583 [c]	308,837
Interactive Brokers Group, Cl. A	19,300	288,342
Investment Technology Group	18,024 [b]	194,839
Kilroy Realty	23,333 [c]	888,287
Kite Realty Group Trust	30,671 [c]	138,326
LaSalle Hotel Properties	36,311 [c]	879,089
Lexington Realty Trust	60,255 [a,c]	451,310
LTC Properties	11,929 [c]	368,129
Meadowbrook Insurance Group	23,263	248,449
Medical Properties Trust	48,863 [c]	482,278
Mid-America Apartment Communities	16,252 [c]	1,016,563
National Financial Partners	20,190 [a,b]	272,969
National Penn Bancshares	52,061 [a]	439,395
Navigators Group	4,795 [b]	228,626
NBT Bankcorp	14,000 [a]	309,820
Northwest Bancshares	43,549 [a]	541,750

Common Stocks (continued)	Shares	Value ($)
Financial (continued)
Old National Bancorp	38,498	448,502
Oritani Financial	23,427	299,163
PacWest Bancorp	16,133	305,720
Parkway Properties	10,800 [c]	106,488
Pennsylvania Real Estate Investment Trust	24,033 [a,c]	250,905
Pinnacle Financial Partners	16,126 [b]	260,435
Piper Jaffray	6,336 [b]	127,987
Portfolio Recovery Associates	7,887 [a,b]	532,530
Post Properties	21,735 [c]	950,254
Presidential Life	9,789	97,792
PrivateBancorp	25,885	284,217
ProAssurance	12,374	987,693
Prospect Capital	39,908 [a]	370,745
Provident Financial Services	19,365	259,297
PS Business Parks	8,422 [c]	466,831
RLI	6,592	480,293
S&T Bancorp	10,431 [a]	203,926
Safety Insurance Group	6,882	278,583
Saul Centers	3,371 [c]	119,401
Selective Insurance Group	20,291	359,759
Simmons First National, Cl. A	8,501 [a]	231,142
Sovran Self Storage	11,200 [c]	477,904
Sterling Bancorp	13,860	119,750
Stewart Information Services	8,731 [a]	100,843
Stifel Financial	21,563 [b]	691,094
Susquehanna Bancshares	68,698	575,689
SWS Group	11,862	81,492
Tanger Factory Outlet Centers	34,922 [c]	1,023,913
Texas Capital Bancshares	14,809 [a,b]	453,303
Tompkins Financial	2,078 [a]	80,024
Tower Group	15,704	316,750
Trustco Bank	42,369	237,690
UMB Financial	15,336	571,266
Umpqua Holdings	49,404 [a]	612,116
United Bankshares	17,190 [a]	485,961
United Community Banks	7,982 [a,b]	55,794

The Fund	15

STATEMENT OF INVESTMENTS (continued)

Common Stocks (continued)	Shares	Value ($)
Financial (continued)
United Fire & Casualty	8,744	176,454
Universal Health Realty Income Trust	3,757[c]	146,523
Urstadt Biddle Properties, Cl. A	9,951[c]	179,914
Wilshire Bancorp	21,569[a,b]	78,295
Wintrust Financial	15,195[a]	426,220
World Acceptance	6,712[a,b]	493,332
		38,481,761
Health Care—11.2%
Abaxis	8,025[b]	222,052
Affymetrix	37,016[b]	151,395
Air Methods	4,136[b]	349,285
Align Technology	28,185[a,b]	668,689
Almost Family	3,688[a,b]	61,147
Amedisys	11,034[b]	120,381
AMN Healthcare Services	16,638[a,b]	73,706
AmSurg	12,561[b]	327,088
Analogic	5,436	311,592
ArQule	26,669[b]	150,413
Bio-Reference Labs	10,803[a,b]	175,765
Cambrex	15,050[b]	108,059
Cantel Medical	4,335[a]	121,077
Centene	21,401[b]	847,266
Chemed	9,586	490,899
Computer Programs & Systems	5,060	258,617
CONMED	14,181[b]	364,026
CorVel	3,045[b]	157,457
Cross Country Healthcare	6,587[b]	36,558
CryoLife	20,291[b]	97,397
Cubist Pharmaceuticals	24,738[a,b]	980,120
Cyberonics	9,760[b]	326,960
Emergent BioSolutions	10,327[b]	173,907
Ensign Group	5,737	140,556
Enzo Biochem	12,412[b]	27,803
eResearch Technology	17,748[b]	83,238
Gentiva Health Services	9,776[b]	65,988
Greatbatch	11,906[a,b]	263,123

Common Stocks (continued)	Shares	Value ($)
Health Care (continued)
Haemonetics	11,579 [b]	708,866
Hanger Orthopedic Group	11,838 [b]	221,252
Healthspring	28,830 [b]	1,572,388
Healthways	14,763 [b]	101,274
Hi-Tech Pharmacal	4,722 [b]	183,639
ICU Medical	6,386 [b]	287,370
Integra LifeSciences Holdings	8,501 [b]	262,086
Invacare	16,923	258,753
IPC The Hospitalist	5,923 [b]	270,800
Kensey Nash	5,433 [a,b]	104,259
Kindred Healthcare	18,570 [b]	218,569
Landauer	2,835	146,002
LHC Group	3,840 [b]	49,267
Magellan Health Services	13,054 [b]	645,781
Medicines	23,675 [b]	441,302
Meridian Bioscience	14,934	281,357
Merit Medical Systems	17,467 [b]	233,708
Molina Healthcare	13,647 [b]	304,738
MWI Veterinary Supply	5,152 [b]	342,299
Natus Medical	11,576 [b]	109,162
Neogen	8,212 [b]	251,616
NuVasive	16,917 [b]	212,985
Omnicell	14,722 [b]	243,207
Palomar Medical Technologies	4,763 [b]	44,296
Par Pharmaceutical Cos	14,872 [b]	486,761
PAREXEL International	27,132 [b]	562,718
PharMerica	12,809 [b]	194,441
PSS World Medical	24,050 [b]	581,770
Quality Systems	16,549 [a]	612,148
Questcor Pharmaceuticals	26,971 [b]	1,121,454
Salix Pharmaceuticals	24,699 [a,b]	1,181,847
Savient Pharmaceuticals	26,366 [a,b]	58,796
SonoSite	5,428 [a,b]	292,352
SurModics	9,043 [b]	132,570
Symmetry Medical	12,617 [b]	100,810
ViroPharma	30,639 [b]	839,202

The Fund	17

STATEMENT OF INVESTMENTS (continued)

Common Stocks (continued)	Shares	Value ($)
Health Care (continued)
West Pharmaceutical Services	14,449[a]	548,340
Zoll Medical	9,275[b]	585,995
		21,948,744
Industrial—15.1%
A.O. Smith	16,994	681,799
AAON	5,028	103,024
AAR	15,973[a]	306,202
ABM Industries	19,804	408,358
Actuant, Cl. A	29,462	668,493
Aegion	15,721[b]	241,160
Aerovironment	7,259[a,b]	228,441
Albany International, Cl. A	12,604	291,404
Allegiant Travel	6,437[b]	343,350
American Science & Engineering	3,578	243,698
Apogee Enterprises	11,029	135,216
Applied Industrial Technologies	16,762	589,520
Arkansas Best	13,145	253,304
Astec Industries	8,293[b]	267,118
AZZ	4,533	205,980
Badger Meter	5,315	156,420
Barnes Group	22,185[a]	534,880
Belden	20,739	690,194
Brady, Cl. A	23,128	730,151
Briggs & Stratton	21,850	338,456
Cascade	3,806	179,529
CDI	3,131	43,239
Ceradyne	11,680[b]	312,790
CIRCOR International	6,164	217,651
Comfort Systems USA	17,766	190,452
Consolidated Graphics	4,341[b]	209,583
Cubic	7,238	315,504
Curtiss-Wright	18,622	657,915
Dolan	10,306[b]	87,807
Dycom Industries	14,232[b]	297,733
EMCOR Group	29,334	786,445
Encore Wire	6,412	166,071

Common Stocks (continued)	Shares	Value ($)
Industrial (continued)
EnPro Industries	8,344 [b]	275,185
ESCO Technologies	12,195	350,972
Exponent	6,508 [b]	299,173
Federal Signal	26,705 [b]	110,826
Forward Air	13,855	444,053
Franklin Electric	8,778	382,370
G&K Services, Cl. A	7,677	223,477
GenCorp	20,805 [b]	110,683
Geo Group	24,655 [b]	412,971
Gibraltar Industries	12,143 [b]	169,516
Griffon	12,973	118,443
Healthcare Services Group	25,156 [a]	445,010
Heartland Express	24,283 [a]	347,004
Heidrick & Struggles International	6,580	141,733
Hub Group, Cl. A	14,143 [b]	458,657
II-VI	22,389 [b]	411,062
Insperity	9,832	249,241
Interface, Cl. A	23,194	267,659
John Bean Technologies	14,310	219,945
Kaman	11,644 [a]	318,114
Kaydon	15,608	476,044
Kelly Services, Cl. A	13,911 [a]	190,302
Knight Transportation	28,305	442,690
Lawson Products	259	3,996
Lindsay	5,683 [a]	311,940
Lydall	9,576 [b]	90,876
Mobile Mini	16,475 [a,b]	287,489
Moog, Cl. A	19,097 [b]	838,931
Mueller Industries	16,472 [a]	632,854
National Presto Industries	1,395 [a]	130,572
Navigant Consulting	22,771 [b]	259,817
NCI Building Systems	8,088 [b]	87,917
Old Dominion Freight Line	18,949 [b]	768,003
On Assignment	13,891 [b]	155,301
Orbital Sciences	26,019 [b]	378,056
Orion Marine Group	8,447 [b]	56,173

The Fund	19

STATEMENT OF INVESTMENTS (continued)

Common Stocks (continued)	Shares	Value ($)
Industrial (continued)
Powell Industries	3,535 [b]	110,575
Quanex Building Products	18,760	281,775
Resources Connection	18,384	194,687
Robbins & Myers	19,471	945,317
School Specialty	5,541 [b]	13,853
Simpson Manufacturing	15,861 [a]	533,881
SkyWest	22,765	286,611
Standard Register	4,840	11,277
Standex International	5,437	185,782
SYKES Enterprises	20,546 [b]	321,750
Teledyne Technologies	15,597 [b]	855,495
Tennant	8,566	332,960
Tetra Tech	27,445 [a,b]	592,538
Toro	13,284 [a]	805,807
Tredegar	11,253	250,042
TrueBlue	21,059 [b]	292,299
UniFirst	5,525	313,489
United Stationers	19,963	649,995
Universal Forest Products	6,998	216,028
Viad	10,112	176,758
Vicor	13,177	104,889
Watts Water Technologies, Cl. A	13,240 [a]	452,940
		29,677,690
Information Technology—19.4%
Advanced Energy Industries	16,289 [b]	174,781
Agilysys	11,488 [b]	91,330
Anixter International	11,857 [b]	707,151
Arris Group	49,567 [b]	536,315
ATMI	14,225 [b]	284,927
Avid Technology	11,687 [b]	99,690
Bel Fuse, Cl. B	4,678 [a]	87,712
Benchmark Electronics	20,946 [b]	282,143
Black Box	6,669	186,999
Blackbaud	17,473	484,002
Blue Coat Systems	17,937 [b]	456,497
Bottomline Technologies	14,462 [b]	335,085

Common Stocks (continued)	Shares	Value ($)
Information Technology (continued)
Brightpoint	28,481 [b]	306,456
Brooks Automation	29,871	306,775
Cabot Microelectronics	9,833 [b]	464,609
CACI International, Cl. A	12,256 [b]	685,356
Cardtronics	18,403 [b]	497,985
Ceva	10,209 [a,b]	308,924
Checkpoint Systems	14,606 [b]	159,790
CIBER	30,991 [a,b]	119,625
Cirrus Logic	28,459 [a,b]	451,075
Cognex	17,623	630,727
Cohu	11,377	129,129
CommVault Systems	18,131 [b]	774,556
comScore	11,665 [b]	247,298
Comtech Telecommunications	10,450	299,079
Cousins Properties	53,471 [c]	342,749
CSG Systems International	13,974 [b]	205,558
CTS	13,448 [a]	123,722
Cymer	11,868 [b]	590,552
Daktronics	15,288	146,306
DealerTrack Holdings	17,520 [b]	477,595
Digi International	13,128 [b]	146,508
Digital Generation	11,240 [b]	133,981
Digital River	12,830 [b]	192,707
Diodes	14,123 [b]	300,820
DSP Group	13,851 [b]	72,164
DTS	8,870 [a,b]	241,619
Ebix	14,928 [a]	329,909
Electro Scientific Industries	12,122	175,527
Entropic Communications	40,996 [a,b]	209,490
EPIQ Systems	13,206	158,736
Exar	20,976 [b]	136,344
FARO Technologies	6,501 [b]	299,046
FEI	16,547 [b]	674,787
Forrester Research	4,399 [b]	149,302
GT Advanced Technologies	54,459 [a,b]	394,283
Harmonic	51,428 [b]	259,197

The Fund	21

STATEMENT OF INVESTMENTS (continued)

Common Stocks (continued)	Shares	Value ($)
Information Technology (continued)
Heartland Payment Systems	17,261	420,478
Higher One Holdings	11,581[a,b]	213,554
Hittite Microwave	11,576[b]	571,623
iGATE	10,017[a,b]	157,567
InfoSpace	16,988[b]	186,698
Insight Enterprises	21,450[a,b]	327,970
Interactive Intelligence Group	5,691[b]	130,438
Intermec	18,997[b]	130,319
Intevac	7,912[b]	58,549
j2 Global	20,567[a]	578,755
JDA Software Group	18,751[a,b]	607,345
Kopin	32,315[b]	125,382
Kulicke & Soffa Industries	34,055[b]	315,009
Liquidity Services	8,175[b]	301,657
Littelfuse	10,601[a]	455,631
LivePerson	20,361[b]	255,531
LogMeIn	8,372[a,b]	322,741
Manhattan Associates	10,100[b]	408,848
MAXIMUS	15,251	630,629
Measurement Specialties	6,003[b]	167,844
Mercury Computer Systems	14,672[b]	194,991
Methode Electronics	13,341	110,597
Micrel	25,630[a]	259,119
Microsemi	36,127[b]	605,127
MicroStrategy, Cl. A	3,456[b]	374,354
MKS Instruments	22,525[a]	626,645
Monolithic Power Systems	12,935[a,b]	194,930
Monotype Imaging Holdings	14,894[b]	232,197
MTS Systems	7,454	303,751
Nanometrics	6,318[b]	116,378
NCI, Cl. A	2,606[b]	30,360
Netgear	15,838[b]	531,682
NetScout Systems	14,411[b]	253,634
Newport	18,201[b]	247,716
Novatel Wireless	8,747[a,b]	27,378

Common Stocks (continued)	Shares	Value ($)
Information Technology (continued)
Oplink Communications	10,378[b]	170,926
Opnet Technologies	5,572	204,325
OSI Systems	7,452[b]	363,509
Park Electrochemical	8,906	228,172
PC-Tel	7,754	53,037
Perficient	11,530[b]	115,415
Pericom Semiconductor	15,576[b]	118,533
Plexus	15,277[a,b]	418,284
Power Integrations	10,393[a]	344,632
Progress Software	29,363[a,b]	568,174
Pulse Electronics	19,682	55,110
Radisys	10,986[b]	55,589
RightNow Technologies	9,460[b]	404,226
Rofin-Sinar Technologies	12,153[b]	277,696
Rogers	5,441[b]	200,555
Rubicon Technology	6,001[b]	56,349
Rudolph Technologies	13,361[b]	123,723
ScanSource	9,906[b]	356,616
Sigma Designs	10,546[b]	63,276
Sourcefire	11,252[a,b]	364,340
Stamps.com	5,067[b]	132,401
Standard Microsystems	10,747[b]	276,950
Stratasys	7,678[a,b]	233,488
Super Micro Computer	11,059[b]	173,405
Supertex	4,246[b]	80,164
Symmetricom	21,097[b]	113,713
Synaptics	15,111[a,b]	455,597
Synchronoss Technologies	10,049[a,b]	303,580
SYNNEX	10,621[b]	323,516
Take-Two Interactive Software	36,918[b]	500,239
Taleo, Cl. A	16,270[b]	629,486
Tekelec	28,655[b]	313,199
TeleTech Holdings	10,170[b]	164,754
Tessera Technologies	22,635[b]	379,136
THQ	16,818[b]	12,782

The Fund	23

STATEMENT OF INVESTMENTS (continued)

Common Stocks (continued)	Shares	Value ($)
Information Technology (continued)
TriQuint Semiconductor	61,667[b]	300,318
TTM Technologies	20,468[b]	224,329
Tyler Technologies	11,898[a,b]	358,249
Ultratech	10,053[b]	247,002
United Online	40,111	218,204
Veeco Instruments	15,495[a,b]	322,296
ViaSat	16,750[a,b]	772,510
Virtusa	6,840[b]	99,043
Volterra Semiconductor	9,762[a,b]	250,005
Websense	18,792[a,b]	351,974
Wright Express	15,888[b]	862,401
XO Group	15,476[b]	129,070
		38,114,643
Materials—4.8%
A. Schulman	14,042	297,410
A.M. Castle & Co.	8,257[b]	78,111
AK Steel Holding	43,474[a]	359,095
AMCOL International	9,408[a]	252,605
American Vanguard	9,288	123,902
Balchem	11,904	482,588
Buckeye Technologies	18,421	615,998
Calgon Carbon	22,383[b]	351,637
Century Aluminum	23,769[b]	202,274
Clearwater Paper	8,133[b]	289,616
Deltic Timber	4,308	260,160
Eagle Materials	16,403	420,901
H.B. Fuller	22,139	511,632
Hawkins	3,123[a]	115,114
Haynes International	5,430	296,478
Headwaters	25,340[b]	56,255
Kaiser Aluminum	6,827[a]	313,223
KapStone Paper and Packaging	19,592[b]	308,378
Koppers Holdings	9,135	313,879

Common Stocks (continued)	Shares	Value ($)
Materials (continued)
Kraton Performance Polymers	13,186 [b]	267,676
LSB Industries	9,266 [b]	259,726
Materion	8,345 [b]	202,617
Myers Industries	18,745	231,313
Neenah Paper	6,259	139,701
Olympic Steel	3,542 [a]	82,599
OM Group	12,305 [b]	275,509
PolyOne	40,992	473,458
Quaker Chemical	4,764	185,272
RTI International Metals	12,180 [a,b]	282,698
Schweitzer-Mauduit International	6,648	441,826
Stepan	2,821	226,131
STR Holdings	18,011 [a,b]	148,231
Texas Industries	11,393	350,677
Wausau Paper	14,778	122,066
Zep	8,253	115,377
		9,454,133
Telecommunication Services—.6%
Atlantic Tele-Network	2,404	93,876
Cbeyond	13,103 [b]	104,955
Cincinnati Bell	87,460 [b]	265,004
General Communication, Cl. A	14,726 [b]	144,168
Lumos Networks	6,033	92,546
Neutral Tandem	17,585 [b]	187,984
NTELOS Holdings	6,987	142,395
USA Mobility	9,954	138,062
		1,168,990
Utilities—4.5%
Allete	15,191	637,718
American States Water	9,373	327,118
Avista	23,528	605,846
Central Vermont Public Service	4,021	141,137
CH Energy Group	7,326	427,692

The Fund	25

STATEMENT OF INVESTMENTS (continued)

Common Stocks (continued)	Shares	Value ($)
Utilities (continued)
El Paso Electric	18,789	650,851
Laclede Group	10,969	443,915
New Jersey Resources	16,448	809,242
Northwest Natural Gas	10,012	479,875
NorthWestern	17,043	609,969
Piedmont Natural Gas	29,016[a]	985,964
South Jersey Industries	11,798[a]	670,244
Southwest Gas	18,134	770,514
UIL Holdings	19,830	701,387
UniSource Energy	17,188	634,581
		8,896,053
Total Common Stocks
(cost $168,135,467)		193,892,828
	Principal
Short-Term Investments—.2%	Amount ($)	Value ($)
U.S. Treasury Bills:
0.02%, 5/24/12	300,000[d]	299,959
0.05%, 3/22/12	15,000[d]	15,000
Total Short-Term Investments
(cost $314,980)		314,959

Other Investment—1.4%	Shares	Value ($)
Registered Investment Company;
Dreyfus Institutional Preferred
Plus Money Market Fund
(cost $2,749,708)	2,749,708[e]	2,749,708

Investment of Cash Collateral
for Securities Loaned—16.2%	Shares	Value ($)
Registered Investment Company;
Dreyfus Institutional Cash
Advantage Fund
(cost $31,833,524)	31,833,524[e]	31,833,524

Total Investments (cost $203,033,679)	116.5%	228,791,019
Liabilities, Less Cash and Receivables	(16.5%)	(32,362,028)
Net Assets	100.0%	196,428,991

a Security, or portion thereof, on loan.At December 31, 2011, the value of the fund’s securities on loan was
$30,782,757 and the value of the collateral held by the fund was $31,833,524.
b Non-income producing security.
c Investment in real estate investment trust.
d Held by a broker as collateral for open financial futures positions.
e Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited)†

	Value (%)		Value (%)
Financial	19.6	Materials	4.8
Information Technology	19.4	Utilities	4.5
Short-Term/		Consumer Staples	4.3
Money Market Investments	17.8	Energy	4.0
Consumer Discretionary	15.2	Telecommunication Services	.6
Industrial	15.1
Health Care	11.2		116.5

† Based on net assets.
See notes to financial statements.

The Fund	27

STATEMENT OF FINANCIAL FUTURES
December 31, 2011

		Market Value		Unrealized
		Covered by		Appreciation
	Contracts	Contracts ($)	Expiration	at 12/31/2011	($)
Financial Futures Long
Russell 2000 E-mini	43	3,176,840	March 2012	61,592
See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2011

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $30,782,757)—Note 1(b):
Unaffiliated issuers	168,450,447	194,207,787
Affiliated issuers	34,583,232	34,583,232
Cash		228,326
Dividends and securities lending income receivable—Note 1(b)		208,706
Receivable for shares of Beneficial Interest subscribed		4,047
		229,232,098
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(b)		98,478
Liability for securities on loan—Note 1(b)		31,833,524
Payable for shares of Beneficial Interest redeemed		562,846
Payable for investment securities purchased		294,483
Payable for futures variation margin—Note 4		13,568
Interest payable—Note 2		208
		32,803,107
Net Assets ($)		196,428,991
Composition of Net Assets ($):
Paid-in capital		170,174,851
Accumulated undistributed investment income—net		1,020,073
Accumulated net realized gain (loss) on investments		(584,865)
Accumulated net unrealized appreciation (depreciation)
on investments (including $61,592 net unrealized
appreciation on financial futures)		25,818,932
Net Assets ($)		196,428,991
Shares Outstanding
(unlimited number of $.001 par value shares of Beneficial interest authorized)		16,146,219
Net Asset Value, offering and redemption price per share ($)		12.17
See notes to financial statements.

The Fund	29

STATEMENT OF OPERATIONS
Year Ended December 31, 2011

Investment Income ($):
Income:
Cash dividends:
Unaffiliated issuers	2,005,453
Affiliated issuers	1,501
Income from securities lending—Note 1(b)	76,123
Interest	87
Total Income	2,083,164
Expenses:
Management fee—Note 3(a)	640,563
Distribution fees—Note 3(b)	457,545
Trustees’ fees—Note 3(a)	5,258
Loan commitment fees—Note 2	2,383
Interest expense—Note 2	208
Total Expenses	1,105,957
Less—Trustees’ fees reimbursed
by the Manager—Note 3(a)	(5,258)
Net Expenses	1,100,699
Investment Income—Net	982,465
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	8,411,293
Net realized gain (loss) on financial futures	(44,216)
Net Realized Gain (Loss)	8,367,077
Net unrealized appreciation (depreciation) on investments	(7,854,936)
Net unrealized appreciation (depreciation) on financial futures	50,477
Net Unrealized Appreciation (Depreciation)	(7,804,459)
Net Realized and Unrealized Gain (Loss) on Investments	562,618
Net Increase in Net Assets Resulting from Operations	1,545,083

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2011	2010
Operations ($):
Investment income—net	982,465	1,086,116
Net realized gain (loss) on investments	8,367,077	13,332,018
Net unrealized appreciation
(depreciation) on investments	(7,804,459)	20,990,683
Net Increase (Decrease) in Net Assets
Resulting from Operations	1,545,083	35,408,817
Dividends to Shareholders from ($):
Investment income—net	(1,073,675)	(784,411)
Net realized gain on investments	(429,470)	—
Total Dividends	(1,503,145)	(784,411)
Beneficial Interest Transactions ($):
Net proceeds from shares sold	62,859,669	66,747,008
Dividends reinvested	1,503,145	784,411
Cost of shares redeemed	(45,699,786)	(51,603,629)
Increase (Decrease) in Net Assets from
Beneficial Interest Transactions	18,663,028	15,927,790
Total Increase (Decrease) in Net Assets	18,704,966	50,552,196
Net Assets ($):
Beginning of Period	177,724,025	127,171,829
End of Period	196,428,991	177,724,025
Undistributed investment income—net	1,020,073	1,111,283
Capital Share Transactions (Shares):
Shares sold	5,252,140	6,466,229
Shares issued for dividends reinvested	116,073	73,792
Shares redeemed	(3,783,869)	(5,020,396)
Net Increase (Decrease) in Shares Outstanding	1,584,344	1,519,625
See notes to financial statements.

The Fund	31

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated.Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.The fund’s total returns do not refect expenses associated with variable annuity or insurance contracts. These figures have been derived from the fund’s financial statements.

		Year Ended December 31,
	2011	2010	2009	2008	2007
Per Share Data ($):
Net asset value, beginning of period	12.20	9.75	10.36	17.64	18.59
Investment Operations:
Investment income—net[a]	.07	.08	.06	0.12	.13
Net realized and unrealized
gain (loss) on investments	.01	2.43	1.42	(4.95)	(.23)
Total from Investment Operations	.08	2.51	1.48	(4.83)	(.10)
Distributions:
Dividends from investment income—net	(.08)	(.06)	(.27)	(.13)	(.07)
Dividends from net realized
gain on investments	(.03)	—	(1.82)	(2.32)	(.78)
Total Distributions	(.11)	(.06)	(2.09)	(2.45)	(.85)
Net asset value, end of period	12.17	12.20	9.75	10.36	17.64
Total Return (%)	.56	25.83	25.03	(30.91)	(.66)
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	.60	.60	.60	.60	.61
Ratio of net expenses
to average net assets	.60	.60	.60	.60	.61
Ratio of net investment income
to average net assets	.54	.75	.76	.85	.69
Portfolio Turnover Rate	22.23	32.85	28.18	35.95	20.72
Net Assets, end of period ($ x 1,000)	196,429	177,724	127,172	106,831	373,386

a Based on average shares outstanding at each month end.
See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus Investment Portfolios (the “Company”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open end management investment company, operating as a series company currently offering four series, including the Small Cap Stock Index Portfolio (the “fund”).The fund is only offered to separate accounts established by insurance companies to fund variable annuity contracts and variable life insurance policies.The fund is a diversified series.The fund’s investment objective is to match the performance of the Standard & Poor’s Small Cap 600 Index.The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the fund’s shares, which are sold without a sales charge.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions.Actual results could differ from those estimates.

The Company enters into contracts that contain a variety of indemnifications.The fund’s maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

The Fund	33

NOTES TO FINANCIAL STATEMENTS (continued)

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e. the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value.This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements.These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official clos-

ing price or, if there is no official closing price that day, at the last sales price. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value.All preceding securities are categorized within Level 1 of the fair value hierarchy.

U.S. Treasury Bills are valued at the mean price between quoted bid prices and asked prices by an independent pricing service (the “Service”) approved by the Board of Trustees. These securities are generally categorized within Level 2 of the fair value hierarchy.

The Service’s procedures are reviewed by Dreyfus under the general supervision of the Board of Trustees.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant American Depository Receipts and futures contracts. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board of Trustees. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the

The Fund	35

NOTES TO FINANCIAL STATEMENTS (continued)

issuer or comparable issuers.These securities are either categorized as Level 2 or 3 depending on the relevant inputs used.

For restricted securities where observable inputs are limited, assumptions about market activity and risk are used and are categorized within Level 3 of the fair value hierarchy.

Financial futures, which are traded on an exchange, are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day.These securities are generally categorized within Level 1 of the fair value hierarchy.

The following is a summary of the inputs used as of December 31, 2011 in valuing the fund’s investments:

		Level 2—Other	Level 3—
	Level 1—	Significant	Significant
	Unadjusted	Observable	Unobservable
	Quoted Prices	Inputs	Inputs	Total
Assets ($)
Investments in Securities:
Equity Securities—
Domestic†	193,892,828	—	—	193,892,828
Mutual Funds	34,583,232	—	—	34,583,232
U.S. Treasury	—	314,959	—	314,959
Other Financial
Instruments:
Futures††	61,592	—	—	61,592

†	See Statement of Investments for additional detailed categorizations.
††	Amount shown represents unrealized appreciation at period end.

In May 2011, FASB issued Accounting Standards Update (“ASU”) No. 2011-04 “Amendments to Achieve Common FairValue Measurement and Disclosure Requirements in GAAP and International Financial Reporting Standards (“IFRS”)” (“ASU 2011-04”). ASU 2011-04 includes common requirements for measurement of and disclosure about fair value between GAAP and IFRS. ASU 2011-04 will require reporting entities to disclose the following information for fair value measurements categorized within Level 3 of the fair value hierarchy: quantitative information about the unobservable inputs used in the fair value measurement, the valuation processes used by the reporting entity and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. In addition, ASU 2011-04 will require reporting entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements.The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2011. At this time, management is evaluating the implications of ASU 2011-04 and its impact on the financial statements.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement with The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by the Manager, U.S. Government and Agency securities or letters of credit.The fund is entitled to receive all income on securities loaned, in addition to income earned as a result of the lending transaction. Although each security loaned is fully collateralized, the fund bears the risk of delay in recovery of, or loss of rights in, the securities loaned should a borrower fail to return the securities in a timely manner. During the period ended December 31, 2011, The Bank of New York Mellon earned $25,374 from lending portfolio securities, pursuant to the securities lending agreement.

The Fund	37

NOTES TO FINANCIAL STATEMENTS (continued)

(c) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as “affiliated” in the Act.

The fund may invest in shares of certain affiliated investment companies also advised or managed by Dreyfus. Investments in affiliated investment companies for the period ended December 31, 2011 were as follows:

Affiliated
Investment	Value			Value	Net
Company	12/31/2010 ($)	Purchases ($)	Sales ($)	12/31/2011 (%)	Assets ($)

Dreyfus
Institutional
Preferred
Plus Money
Market Fund	2,194,000	62,481,783	61,926,075	2,749,708	1.4
Dreyfus
Institutional
Cash
Advantage
Fund†	13,421,616	145,956,753	127,544,845	31,833,524	16.2
Total	15,615,616	208,438,536	189,470,920	34,583,232	17.6

†	On June 7, 2011, Dreyfus Institutional Cash Advantage Plus Fund was acquired by Dreyfus
Institutional Cash Advantage Fund, resulting in a transfer of shares.

(d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended December 31, 2011, the fund did not have any liabilities for any uncertain tax positions.The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period, the fund did not incur any interest or penalties.

Each of the tax years in the four-year period ended December 31, 2011 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At December 31, 2011, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $2,067,993, undistributed capital gains $6,319,404 and unrealized appreciation $17,803,063.

The tax character of distributions paid to shareholders during the fiscal periods ended December 31, 2011 and December 31, 2010 were as follows: ordinary income $1,073,675 and $784,411 and long-term capital gains $429,470 and $0, respectively.

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in a $225 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing.

The average amount of borrowings outstanding under the Facilities during the period ended December 31, 2011 was approximately $17,000, with a related weighted average annualized interest rate of 1.23%.

The Fund	39

NOTES TO FINANCIAL STATEMENTS (continued)

NOTE 3—Management Fee and Other Transactions With Affiliates:

(a) Pursuant to an Management agreement (the “Agreement”) with the Manager, the management fee is computed at the annual rate of .35% of the value of the fund’s average daily net assets and is payable monthly. Under the terms of the Agreement, the Manager has agreed to pay all of the expenses of the fund except investment advisory fees, Rule 12b-1 distribution plan fees, taxes, interest expense, brokerage commissions, fees and expenses of independent counsel to the fund and the non-interested Board members, and extraordinary expenses. In addition, the Manager has also agreed to reduce its fee in an amount equal to the fund’s allocated portion of the accrued fees and expenses of non-interested Board members and fees and expenses of independent counsel to the fund. During the period ended December 31, 2011, fees reimbursed by the Manager amounted to $5,258.

(b) Under the Distribution Plan (the “Plan”) adopted pursuant to Rule 12b-1 under the Act, the fund pays the Distributor for distributing its shares, for servicing and/or maintaining shareholder accounts and for advertising and marketing.The Plan provides for payments to be made at an annual rate of .25% of the value of the fund’s average daily net assets. The Distributor may make payments to Participating Insurance Companies and to brokers and dealers acting as principal underwriter for their variable insurance products. The fees payable under the Plan are payable without regard to actual expenses incurred. During the period ended December 31, 2011, the fund was charged $457,545 pursuant to the Plan.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $57,446 and Rule 12b-1 distribution plan fees $41,032.

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities and financial futures, during the period ended December 31, 2011, amounted to $60,215,227 and $40,811,844, respectively.

Futures Contracts: In the normal course of pursuing its investment objective, the fund is exposed to market risk, including equity price risk, as a result of changes in value of underlying financial instruments. The fund invests in financial futures contracts in order to manage its exposure to or protect against changes in the market.A futures contract represents a commitment for the future purchase or a sale of an asset at a specified date. Upon entering into such contracts, these investments require initial margin deposits with a broker, which consist of cash or cash equivalents. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. Accordingly, variation margin payments are received or made to reflect daily unrealized gains or losses which are recorded in the Statement of Operations. Futures contracts are valued daily at the last sales price established by the Board of Trade or exchange upon which they are traded.When the contracts are closed, the fund recognizes a realized gain or loss.There is minimal counterparty credit risk to the fund with futures since futures are exchange traded, and the exchange’s clearinghouse guarantees the futures against default. Contracts open at December 31, 2011 are set forth in the Statement of Financial Futures.

The Fund	41

NOTES TO FINANCIAL STATEMENTS (continued)

The following summarizes the average market value of derivatives outstanding during the period ended December 31, 2011:

Average Market Value ($)
Equity futures contracts	2,125,845

At December 31, 2011, the cost of investments for federal income tax purposes was $210,987,956; accordingly, accumulated net unrealized appreciation on investments was $17,803,063, consisting of $39,569,648 gross unrealized appreciation and $21,766,585 gross unrealized depreciation.

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

Shareholders and Board of Trustees

Dreyfus Investment Portfolios, Small Cap Stock Index Portfolio

We have audited the accompanying statement of assets and liabilities, including the statements of investments and financial futures, of Dreyfus Investment Portfolios, Small Cap Stock Index Portfolio (one of the series comprising Dreyfus Investment Portfolios) as of December 31, 2011, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein.These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2011 by correspondence with the custodian and others.We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Investment Portfolios, Small Cap Stock Index Portfolio at December 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the indicated years, in conformity with U.S. generally accepted accounting principles.

New York, New York
February 10, 2012

The Fund	43

IMPORTANT TAX INFORMATION (Unaudited)

For federal tax purposes, the fund hereby designates 100% of the ordinary dividends paid during the fiscal year ended December 31, 2011 as qualifying for the corporate dividends received deduction. Shareholders will receive notification in early 2012 of the percentage applicable to the preparation of their 2011 income tax returns.

INFORMATION ABOUT THE RENEWAL OF THE
FUND’S MANAGEMENT AGREEMENT (Unaudited)

At a meeting of the fund’s Board of Trustees held on July 13 and 14, 2011, the Board considered the renewal of the fund’s Management Agreement pursuant to which Dreyfus provides the fund with investment advisory and administrative services (the “Agreement”). The Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of Dreyfus. In considering the renewal of the Agreement, the Board considered all factors that it believed to be relevant, including those discussed below. The Board did not identify any one factor as dispositive, and each Board member may have attributed different weights to the factors considered.

Analysis of Nature, Extent, and Quality of Services Provided to the Fund.The Board members considered information previously provided to them in presentations from representatives of Dreyfus regarding the nature, extent, and quality of the services provided to funds in the Dreyfus fund complex, and representatives of Dreyfus confirmed that there had been no material changes in this information. Dreyfus provided the number of open accounts in the fund, the fund’s asset size and the allocation of fund assets among distribution channels. Dreyfus also had previously provided information regarding the diverse intermediary relationships and distribution channels of funds in the Dreyfus fund complex and Dreyfus’ corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each distribution channel, including the distribution channel(s) for the fund.

The Board members also considered research support available to, and portfolio management capabilities of, the fund’s portfolio management personnel and that Dreyfus also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements.The Board members also

The Fund	45

INFORMATION ABOUT THE RENEWAL OF THE FUND’S
MANAGEMENT AGREEMENT (Unaudited) (continued)

considered Dreyfus’ extensive administrative, accounting, and compliance infrastructures.The Board also considered portfolio management’s brokerage policies and practices (including policies and practices regarding soft dollars) and the standards applied in seeking best execution.

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio. The Board members reviewed reports prepared by Lipper, Inc. (“Lipper”), an independent provider of investment company data, which included information comparing (1) the fund’s performance with the performance of a group of comparable funds (the “Performance Group”) and with a broader group of funds (the “Performance Universe”), all for various periods ended May 31, 2011, and (2) the fund’s actual and contractual management fees and total expenses with those of a group of comparable funds (the “Expense Group”) and with a broader group of funds (the “Expense Universe”), the information for which was derived in part from fund financial statements available to Lipper as of December 31, 2010. Dreyfus previously had furnished the Board with a description of the methodology Lipper used to select the Performance Group and Performance Universe and the Expense Group and Expense Universe.

Dreyfus representatives stated that the usefulness of performance comparisons may be affected by a number of factors, including different investment limitations that may be applicable to the fund and comparison funds.The Board members discussed the results of the comparisons and noted that the fund’s total return performance was variously above, at and below the Performance Group median and above the Performance Universe median for the various periods shown, except for the one-year period when the fund’s performance was below the Performance Universe median. Dreyfus also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index.

The Board members also reviewed the range of actual and contractual management fees and total expenses of the Expense Group and Expense Universe funds and discussed the results of the comparisons.

They noted that the fund’s contractual management fee was at the Expense Group median, the fund’s actual management fee was at the Expense Group median and below the Expense Universe median and the fund’s total expenses were above the Expense Group and Expense Universe medians.

The Board also considered the current fee waiver and expense reimbursement arrangement undertaken by Dreyfus.

Representatives of Dreyfus reviewed with the Board members the management or investment advisory fees (1) paid by funds advised or administered by Dreyfus that are in the same Lipper category as the fund and (2) paid to Dreyfus or the Dreyfus-affiliated primary employer of the fund’s primary portfolio manager for advising any separate accounts and/or other types of client portfolios that are considered to have similar investment strategies and policies as the fund (the “Similar Clients”), and explained the nature of the Similar Clients.They discussed differences in fees paid and the relationship of the fees paid in light of any differences in the services provided and other relevant factors.The Board members considered the relevance of the fee information provided for the Similar Clients to evaluate the appropriateness and reasonableness of the fund’s management fee.

Analysis of Profitability and Economies of Scale. Dreyfus’ representatives reviewed the expenses allocated and profit received by Dreyfus and the resulting profitability percentage for managing the fund, and the method used to determine the expenses and profit. The Board concluded that the profitability results were not unreasonable, given the services rendered and service levels provided by Dreyfus. The Board previously had been provided with information prepared by an independent consulting firm regarding Dreyfus’ approach to allocating costs to, and determining the profitability of, individual funds and the entire Dreyfus fund complex. The consulting firm also had analyzed where any economies of scale might emerge in connection with the management of a fund.

The Fund	47

INFORMATION ABOUT THE RENEWAL OF THE FUND’S
MANAGEMENT AGREEMENT (Unaudited) (continued)

The Board’s counsel stated that the Board members should consider the profitability analysis (1) as part of their evaluation of whether the fees under the Agreement bear a reasonable relationship to the mix of services provided by Dreyfus, including the nature, extent and quality of such services, and (2) in light of the relevant circumstances for the fund and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders.They also noted that, as a result of shared and allocated costs among funds in the Dreyfus fund complex, the extent of economies of scale could depend substantially on the level of assets in the complex as a whole, so that increases and decreases in complex-wide assets can affect potential economies of scale in a manner that is disproportionate to, or even in the opposite direction from, changes in the fund’s asset level.The Board members also considered potential benefits to Dreyfus from acting as investment adviser and noted that there were no soft dollar arrangements in effect for trading the fund’s investments.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to the renewal of the Agreement. Based on the discussions and considerations as described above, the Board concluded and determined as follows.

  The Board concluded that the nature, extent and quality of the services provided by Dreyfus are adequate and appropriate.

  The Board was satisfied with the fund’s performance.

  The Board concluded that the fee paid to Dreyfus was reasonable in light of the considerations described above.

  The Board determined that the economies of scale which may accrue to Dreyfus and its affiliates in connection with the management of the fund had been adequately considered by Dreyfus in connection with the fee rate charged to the fund pursuant to the Agreement and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

The Board members considered these conclusions and determinations, along with information received on a routine and regular basis throughout the year. In addition, it should be noted that the Board’s consideration of the contractual fee arrangements for this fund had the benefit of a number of years of reviews of prior or similar agreements during which lengthy discussions took place between the Board members and Dreyfus representatives. Certain aspects of the arrangements may receive greater scrutiny in some years than in others, and the Board members’ conclusions may be based, in part, on their consideration of the same or similar arrangements in prior years. The Board members determined that renewal of the Agreement was in the best interests of the fund and its shareholders.

The Fund	49

BOARD MEMBERS INFORMATION (Unaudited)

Joseph S. DiMartino (68)
Chairman of the Board (1998)
Principal Occupation During Past 5Years:
• Corporate Director and Trustee
Other Public Company Board Memberships During Past 5Years:
• CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (1997-present)
• Sunair Services Corporation, a provider of certain outdoor-related services to homes and businesses, Director (2005-2009)
• The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director (2000-2010)
No. of Portfolios for which Board Member Serves: 164
———————
Clifford L. Alexander, Jr. (78)
Board Member (1998)
Principal Occupation During Past 5Years:
• President of Alexander & Associates, Inc., a management consulting firm (January 1981-present)
No. of Portfolios for which Board Member Serves: 45
———————
David W. Burke (75)
Board Member (2003)
Principal Occupation During Past 5Years:
• Corporate Director and Trustee
No. of Portfolios for which Board Member Serves: 81
———————
Whitney I. Gerard (77)
Board Member (2003)
Principal Occupation During Past 5Years:
• Partner of Chadbourne & Parke LLP
No. of Portfolios for which Board Member Serves: 25

Nathan Leventhal (68)
Board Member (2009)
Principal Occupation During Past 5Years:
• Commissioner, NYC Planning Commission (March 2007-present)
• Chairman of the Avery-Fisher Artist Program (November 1997-present)
Other Public Company Board Memberships During Past 5Years:
• Movado Group, Inc., Director
No. of Portfolios for which Board Member Serves: 43
———————
George L. Perry (77)
Board Member (2003)
Principal Occupation During Past 5Years:
• Economist and Senior Fellow at Brookings Institution
No. of Portfolios for which Board Member Serves: 25
———————

Benaree Pratt Wiley (65)
Board Member (2009)
Principal Occupation During Past 5Years:
• Principal,TheWiley Group, a firm specializing in strategy and business development (2005-present)
Other Public Company Board Memberships During Past 5Years:
• CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (2008-present)
No. of Portfolios for which Board Member Serves: 66
———————

Once elected all Board Members serve for an indefinite term, but achieve Emeritus status upon reaching age 80.The address of the Board Members and Officers is in c/o The Dreyfus Corporation, 200 Park Avenue, NewYork, NewYork 10166.Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-DREYFUS.

Lucy Wilson Benson, Emeritus Board Member
Arthur A. Hartman, Emeritus Board Member

The Fund	51

OFFICERS OF THE FUND (Unaudited)

BRADLEY J. SKAPYAK, President since January 2010.

Chief Operating Officer and a director of the Manager since June 2009. From April 2003 to June 2009, Mr. Skapyak was the head of the Investment Accounting and Support Department of the Manager. He is an officer of 75 investment companies (comprised of 163 portfolios) managed by the Manager. He is 53 years old and has been an employee of the Manager since February 1988.

JANETTE E. FARRAGHER, Vice President and Secretary since December 2011.

Assistant General Counsel of BNY Mellon, and an officer of 76 investment companies (comprised of 189 portfolios) managed by the Manager. She is 49 years old and has been an employee of the Manager since February 1984.

KIESHA ASTWOOD, Vice President and Assistant Secretary since January 2010.

Counsel of BNY Mellon, and an officer of 76 investment companies (comprised of 189 portfolios) managed by the Manager. She is 38 years old and has been an employee of the Manager since July 1995.

JAMES BITETTO, Vice President and Assistant Secretary since August 2005.

Senior Counsel of BNY Mellon and Secretary of the Manager, and an officer of 76 investment companies (comprised of 189 portfolios) managed by the Manager. He is 45 years old and has been an employee of the Manager since December 1996.

JONI LACKS CHARATAN, Vice President and Assistant Secretary since August 2005.

Senior Counsel of BNY Mellon, and an officer of 76 investment companies (comprised of 189 portfolios) managed by the Manager. She is 56 years old and has been an employee of the Manager since October 1988.

JOSEPH M. CHIOFFI, Vice President and Assistant Secretary since August 2005.

Senior Counsel of BNY Mellon, and an officer of 76 investment companies (comprised of 189 portfolios) managed by the Manager. He is 50 years old and has been an employee of the Manager since June 2000.

KATHLEEN DENICHOLAS, Vice President and Assistant Secretary since January 2010.

Managing Counsel of BNY Mellon, and an officer of 76 investment companies (comprised of 189 portfolios) managed by the Manager. She is 37 years old and has been an employee of the Manager since February 2001.

JOHN B. HAMMALIAN, Vice President and Assistant Secretary since August 2005.

Senior Managing Counsel of BNY Mellon, and an officer of 76 investment companies (comprised of 189 portfolios) managed by the Manager. He is 48 years old and has been an employee of the Manager since February 1991.

M. CRISTINA MEISER, Vice President and Assistant Secretary since January 2010.

Senior Counsel of BNY Mellon, and an officer of 76 investment companies (comprised of 189 portfolios) managed by the Manager. She is 41 years old and has been an employee of the Manager since August 2001.

ROBERT R. MULLERY, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 76 investment companies (comprised of 189 portfolios) managed by the Manager. He is 59 years old and has been an employee of the Manager since May 1986.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2005.

Senior Managing Counsel of BNY Mellon, and an officer of 76 investment companies (comprised of 189 portfolios) managed by the Manager. He is 46 years old and has been an employee of the Manager since October 1990.

JAMES WINDELS, Treasurer since November 2001.

Director – Mutual Fund Accounting of the Manager, and an officer of 76 investment companies (comprised of 189 portfolios) managed by the Manager. He is 53 years old and has been an employee of the Manager since April 1985.

RICHARD CASSARO, Assistant Treasurer since January 2008.

Senior Accounting Manager – Money Market and Municipal Bond Funds of the Manager, and an officer of 76 investment companies (comprised of 189 portfolios) managed by the Manager. He is 52 years old and has been an employee of the Manager since September 1982.

GAVIN C. REILLY, Assistant Treasurer since December 2005.

Tax Manager of the Investment Accounting and Support Department of the Manager, and an officer of 76 investment companies (comprised of 189 portfolios) managed by the Manager. He is 43 years old and has been an employee of the Manager since April 1991.

ROBERT S. ROBOL, Assistant Treasurer since August 2005.

Senior Accounting Manager – Fixed Income Funds of the Manager, and an officer of 76 investment companies (comprised of 189 portfolios) managed by the Manager. He is 47 years old and has been an employee of the Manager since October 1988.

ROBERT SALVIOLO, Assistant Treasurer since July 2007.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 76 investment companies (comprised of 189 portfolios) managed by the Manager. He is 44 years old and has been an employee of the Manager since June 1989.

ROBERT SVAGNA, Assistant Treasurer since December 2002.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 76 investment companies (comprised of 189 portfolios) managed by the Manager. He is 44 years old and has been an employee of the Manager since November 1990.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the Manager and The Dreyfus Family of Funds (76 investment companies, comprised of 189 portfolios). From November 2001 through March 2004, Mr. Connolly was first Vice-President, Mutual Fund Servicing for Mellon Global Securities Services. In that capacity, Mr. Connolly was responsible for managing Mellon’s Custody, Fund Accounting and Fund Administration services to third-party mutual fund clients.

He is 54 years old and has served in various capacities with the Manager since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

STEPHEN J. STOREN, Anti-Money Laundering Compliance Officer since May 2011.

Chief Compliance Officer of the Distributor, and the Anti-Money Laundering Compliance Officer of 72 investment companies (comprised of 185 portfolios) managed by the Manager. He is 57 years old and has been an employee of the Distributor since October 1999.

The Fund	53

For More Information

Telephone 1-800-554-4611 or 1-516-338-3300
Mail	The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144
Attn: Investments Division

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at http://www.dreyfus.com and on the SEC’s website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-DREYFUS.

Dreyfus
Investment Portfolios,
Technology Growth
Portfolio

ANNUAL REPORT December 31, 2011

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents
THE FUND
2	A Letter from the Chairman and CEO
3	Discussion of Fund Performance
6	Fund Performance
8	Understanding Your Fund’s Expenses
8	Comparing Your Fund’s Expenses With Those of Other Funds
9	Statement of Investments
11	Statement of Assets and Liabilities
12	Statement of Operations
13	Statement of Changes in Net Assets
14	Financial Highlights
16	Notes to Financial Statements
26	Report of Independent Registered Public Accounting Firm
27	Information About the Renewal of the Fund’s Management Agreement
31	Board Members Information
33	Officers of the Fund
FOR MORE INFORMATION
Back Cover

Dreyfus Investment Portfolios,
Technology Growth Portfolio

The Fund

A LETTER FROM THE CHAIRMAN AND CEO

Dear Shareholder:

We present to you this annual report for Dreyfus Investment Portfolios, Technology Growth Portfolio, covering the 12-month period from January 1, 2011, through December 31, 2011. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

The generally mild returns produced by the U.S. stock market in 2011 belie the pronounced volatility affecting equities over much of the year. Day-to-day market movements were often tumultuous, driven by macroeconomic developments ranging from catastrophic natural disasters in Japan to an unprecedented downgrade of long-term U.S. debt securities and the resurgence of a sovereign debt crisis in Europe. Still, U.S. corporations achieved record-setting profits, on average, even as market valuations dropped below historical norms.A fundamentals-based investment approach proved relatively ineffective in a market fueled mainly by emotion, causing most active portfolio managers to lag market averages.

We are hopeful that equity investors will adopt a more rational perspective in 2012. Our economic forecast calls for a mild acceleration of the U.S. recovery as the domestic banking system regains strength, credit conditions loosen and housing markets begin a long-awaited convalescence. Of course, we encourage you to talk with your financial adviser to help ensure that your investment objectives are properly aligned with your risk tolerance in pursuing potential market opportunities in 2012.

Thank you for your continued confidence and support.

Jonathan R. Baum
Chairman and Chief Executive Officer
The Dreyfus Corporation
January 17, 2012

2

DISCUSSION OF FUND PERFORMANCE

For the period of January 1, 2011, through December 31, 2011, as provided by Barry K. Mills, CFA, Portfolio Manager

Fund and Market Performance Overview

For the 12-month period ended December 31, 2011, Dreyfus Investment Portfolios, Technology Growth Portfolio’s Initial shares produced a total return of –7.78%, and its Service shares produced a total return of –8.05%.1 The fund’s benchmarks, the Morgan Stanley High Technology 35 Index (“MS High Tech 35 Index”) and the Standard & Poor’s 500 Composite Stock Price Index (“S&P 500 Index”), produced total returns of –10.28% and 2.09%, respectively, over the same period.2,3 Macroeconomic disappointments throughout the world weighed on equity markets during much of 2011, but rallies in the first and fourth quarters enabled the S&P 500 Index to end the year in positive territory. However, the MS HighTech 35 Index lost value as investors shifted their focus to more defensive market sectors. The fund produced higher returns than the MS High Tech 35 Index, mainly due to its focus on companies benefiting from new technological trends.The fund produced returns that were lower than the S&P 500 Index due in large part to technology stocks, which generally lagged market averages as investors shifted their focus to more defensive areas.

The Fund’s Investment Approach

The fund seeks capital appreciation.To pursue this goal the fund normally invests at least 80% of its net assets in the stocks of growth companies of any size that Dreyfus believes to be leading producers or beneficiaries of technological innovation. In choosing stocks, the fund looks for technology companies with the potential for strong earnings or revenue growth rates, although some of the fund’s investments may currently be experiencing losses. The fund’s investment process centers on a multi-dimensional approach that looks for opportunities across emerging growth, cyclical or stable growth companies. The fund’s investment approach seeks companies that appear to have strong earnings momentum, positive earnings revisions, favorable growth, product or market cycles and/or favorable valuations.

The Fund	3

DISCUSSION OF FUND PERFORMANCE (continued)

Global Economic Developments Roiled Equity Markets

Improvements in U.S. economic data supported stock prices at the start of 2011, but political unrest in the Middle East and catastrophic natural and nuclear disasters in Japan soon interrupted the rally. Nonetheless, investors continued to look forward to better business conditions, and stocks rebounded from these unexpected shocks by the end of the first quarter.

Investors’ hopes for a more robust recovery were dashed in late April, when Greece appeared headed for default on its sovereign debt and the crisis spread to other European nations. In addition, U.S. economic data proved more disappointing than expected, and investors reacted cautiously to a contentious political debate regarding U.S. government spending and borrowing. Consequently, newly risk-averse investors shifted their focus away from more speculative investments, including those in the information technology sector, and toward traditionally defensive industries and companies. Market declines were particularly severe in August and September, after a major credit-rating agency downgraded its assessment of long-term U.S. government debt. In contrast, the market rebounded from October through December when U.S. economic data improved and European policymakers made some progress in addressing the region’s problems.

Strong Security Selections Buoyed Fund Performance

Although we are never satisfied with negative absolute performance, we are nonetheless pleased that the fund outpaced the MS High Tech 35 Index in an unusually volatile investment environment.We attribute the fund’s relative success to our focus on several secular technological trends, including the growth of “cloud computing,” in which businesses access data and applications over the Internet, and the rising popularity of mobile devices, such as tablet computers and smartphones. In addition, our efforts to monitor supply-and-demand forces in the industry group proved beneficial, especially after Japan’s earthquake and tsunami disrupted the supply chain in March. Finally, we avoided some of the sector’s weaker performers, including former high-fliers that have struggled to remain relevant in a changing marketplace.

Top performers during the reporting period included mobile communications specialist Motorola, which was acquired by Google for its attractive patent portfolio.Videogame maker Electronic Arts executed a turnaround by focusing on fewer, higher-quality titles. Data warehousing specialist Teradata participated in the trend toward cloud computing.

4

Hardware manufacturer SanDisk benefited from the increasing use of flash memory in various devices.

Several holdings detracted from the fund’s results due to company-specific issues. Riverbed Technology encountered trouble executing its business plan, especially in European markets. LED maker Cree misjudged demand, and the resulting oversupply weighed on earnings. The fund also did not own a few of the market sector’s better performers, including payroll processor Automatic Data Processing and financial software developer Intuit.

Maintaining a Focus on Technology Leaders

We expect the macroeconomic concerns of 2011 to persist over the first half of 2012, but conditions in the information technology sector should begin to improve later in the year as pent-up demand for productivity-enhancing technologies sparks greater spending on hardware, software and technology services. In our judgment, the fund is well positioned for this environment, as we have continued to focus on companies in the vanguard of emerging industry trends, including those with “game changing” technologies.

January 17, 2012

Please note, the position in any security highlighted in italicized typeface was sold during the reporting period.
The fund’s share price is likely to be more volatile than that of other funds that do not concentrate in one sector. The technology sector involves special risks, such as the faster rate of change and obsolescence of technological advances, and has been among the most volatile sectors of the stock market.
Equity funds are subject generally to market, market sector, market liquidity, issuer and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.
The fund is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies. Individuals may not purchase shares of the fund
directly.A variable annuity is an insurance contract issued by an insurance company that enables investors to accumulate assets on a tax-deferred basis for retirement or other long-term goals.
1	Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.The fund’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in variable insurance contracts, which will reduce returns.
2	SOURCE: BLOOMBERG L.P. — Reflects reinvestment of net dividends and, where applicable, capital gain distributions.The Morgan Stanley High Technology 35 Index is an
unmanaged, equal dollar-weighted index of 35 stocks from the electronics-based subsectors.
Investors cannot invest directly in any index.
3	SOURCE: LIPPER INC. — Reflects monthly reinvestment of dividends and, where applicable, capital gain distributions.The Standard & Poor’s 500 Composite Stock Price Index is
a widely accepted, unmanaged index of U.S. stock market performance. Investors cannot invest directly in any index.

The Fund	5

FUND PERFORMANCE

Average Annual Total Returns as of 12/31/11
	1Year	5 Years	10 Years
Initial shares	–7.78%	4.98%	2.40%
Service shares	–8.05%	4.72%	2.15%
Standard & Poor’s 500
Composite Stock Price Index	2.09%	–0.25%	2.92%
Morgan Stanley High Technology 35 Index	–10.28%	1.64%	2.17%

† Source: Lipper Inc.
†† Source: Bloomberg L.P.
Past performance is not predictive of future performance.The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
The fund’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in variable insurance contracts which will reduce returns.
The above graph compares a $10,000 investment made in Initial and Service shares of Dreyfus Investment Portfolios,
Technology Growth Portfolio on 12/31/01 to a $10,000 investment made in the Morgan Stanley High Technology 35
Index (the “MS High Tech 35 Index”) and the Standard & Poor’s 500 Composite Stock Price Index (the “S&P 500
Index”) on that date.

6

The fund’s Initial shares are not subject to a Rule 12b-1 fee.The fund’s Service shares are subject to a 0.25% annual Rule 12b-1 fee.All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph above takes into account all applicable fund fees and expenses.The MS High Tech 35 Index is an unmanaged, equal dollar-weighted index of 35 stocks from the electronics-based subsectors.The S&P 500 Index is a widely accepted, unmanaged index of U.S. stock market performance. Unlike a mutual fund, the indices are not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

The Fund	7

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads), redemption fees and expenses associated with variable annuity or insurance contracts, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Investment Portfolios, Technology Growth Portfolio from July 1, 2011 to December 31, 2011. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended December 31, 2011

	Initial Shares	Service Shares
Expenses paid per $1,000†	$3.98	$5.16
Ending value (after expenses)	$880.10	$878.70

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended December 31, 2011

	Initial Shares	Service Shares
Expenses paid per $1,000†	$4.28	$5.55
Ending value (after expenses)	$1,020.97	$1,019.71

† Expenses are equal to the fund’s annualized expense ratio of .84% for Initial Shares and 1.09% for Service Shares,
multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

8

STATEMENT OF INVESTMENTS
December 31, 2011

Common Stocks—98.0%	Shares	Value ($)
Consumer Discretionary—7.1%
Amazon.com	54,100[a]	9,364,710
Priceline.com	10,230[a]	4,784,673
		14,149,383
Information Technology—90.9%
Akamai Technologies	305,440[a]	9,859,603
Analog Devices	176,940	6,330,913
Apple	29,261[a]	11,850,705
Broadcom, Cl. A	112,670[a]	3,307,991
Citrix Systems	63,090[a]	3,830,825
Cognizant Technology Solutions, Cl. A	75,035[a]	4,825,501
Cypress Semiconductor	250,110[a]	4,224,358
Dell	264,740[a]	3,873,146
Electronic Arts	287,302[a]	5,918,421
EMC	279,290[a]	6,015,907
F5 Networks	102,690[a]	10,897,463
Fortinet	114,420[a]	2,495,500
Google, Cl. A	15,380[a]	9,933,942
Informatica	111,510[a]	4,118,064
International Business Machines	24,060	4,424,153
LogMeIn	65,230[a,b]	2,514,616
MasterCard, Cl. A	10,870	4,052,553
NetApp	125,130[a]	4,538,465
Oracle	260,883	6,691,649
Paychex	159,550	4,804,051
QUALCOMM	199,510	10,913,197
Red Hat	114,660[a]	4,734,312
Riverbed Technology	386,620[a]	9,085,570
Salesforce.com	59,690[a]	6,056,148
SanDisk	185,940[a]	9,150,107
Taleo, Cl. A	110,610[a,b]	4,279,501
Teradata	113,210[a]	5,491,817
Texas Instruments	280,030	8,151,673

The Fund	9

STATEMENT OF INVESTMENTS (continued)

Common Stocks (continued)	Shares		Value ($)
Information Technology (continued)
VMware, Cl. A	56,780	[a]	4,723,528
Western Digital	149,660	[a]	4,631,977
			181,725,656
Total Common Stocks
(cost $178,190,048)			195,875,039

Other Investment—2.1%
Registered Investment Company;
Dreyfus Institutional Preferred
Plus Money Market Fund
(cost $4,277,772)	4,277,772	[c]	4,277,772

Investment of Cash Collateral
for Securities Loaned—.0%
Registered Investment Company;
Dreyfus Institutional Cash Advantage Fund
(cost $66,944)	66,944	[c]	66,944

Total Investments (cost $182,534,764)	100.1%		200,219,755
Liabilities, Less Cash and Receivables	(.1%)		(284,821)
Net Assets	100.0%		199,934,934

a Non-income producing security.
b Security, or portion thereof, on loan.At December 31, 2011, the value of the fund’s securities on loan was $64,795 and the value of the collateral held by the fund was $66,944.
c Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited)†
	Value (%)		Value (%)
Information Technology	90.9	Money Market Investments	2.1
Consumer Discretionary	7.1		100.1
† Based on net assets.
See notes to financial statements.

10

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2011

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $64,795)—Note 1(b):
Unaffiliated issuers	178,190,048	195,875,039
Affiliated issuers	4,344,716	4,344,716
Cash		5,914
Receivable for investment securities sold		43,905
Receivable for shares of Beneficial Interest subscribed		41,495
Dividends and securities lending income receivable		436
Prepaid expenses		3,836
		200,315,341
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(b)		170,774
Payable for shares of Beneficial Interest redeemed		100,362
Liability for securities on loan—Note 1(b)		66,944
Accrued expenses		42,327
		380,407
Net Assets ($)		199,934,934
Composition of Net Assets ($):
Paid-in capital		212,649,345
Accumulated net realized gain (loss) on investments		(30,399,402)
Accumulated net unrealized appreciation
(depreciation) on investments		17,684,991
Net Assets ($)		199,934,934

Net Asset Value Per Share
	Initial Shares	Service Shares
Net Assets ($)	74,929,276	125,005,658
Shares Outstanding	6,261,020	10,718,699
Net Asset Value Per Share ($)	11.97	11.66

See notes to financial statements.

The Fund	11

STATEMENT OF OPERATIONS
Year Ended December 31, 2011

Investment Income ($):
Income:
Cash dividends:
Unaffiliated issuers	1,305,425
Affiliated issuers	10,947
Income from securities lending—Note 1(b)	29,336
Total Income	1,345,708
Expenses:
Management fee—Note 3(a)	1,727,531
Distribution fees—Note 3(b)	359,725
Professional fees	82,642
Prospectus and shareholders’ reports	59,628
Custodian fees—Note 3(b)	19,033
Trustees’ fees and expenses—Note 3(c)	6,803
Shareholder servicing costs—Note 3(b)	5,691
Loan commitment fees—Note 2	3,548
Miscellaneous	14,036
Total Expenses	2,278,637
Less—reduction in fees due to earnings credits—Note 3(b)	(2)
Net Expenses	2,278,635
Investment (Loss)—Net	(932,927)
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	10,066,680
Net unrealized appreciation (depreciation) on investments	(27,944,303)
Net Realized and Unrealized Gain (Loss) on Investments	(17,877,623)
Net (Decrease) in Net Assets Resulting from Operations	(18,810,550)

See notes to financial statements.

12

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2011	2010
Operations ($):
Investment (loss)—net	(932,927)	(910,683)
Net realized gain (loss) on investments	10,066,680	34,488,027
Net unrealized appreciation
(depreciation) on investments	(27,944,303)	18,001,843
Net Increase (Decrease) in Net Assets
Resulting from Operations	(18,810,550)	51,579,187
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Initial Shares	10,719,132	10,426,733
Service Shares	34,172,366	38,389,344
Cost of shares redeemed:
Initial Shares	(21,000,679)	(12,591,028)
Service Shares	(42,189,252)	(31,305,771)
Increase (Decrease) in Net Assets from
Beneficial Interest Transactions	(18,298,433)	4,919,278
Total Increase (Decrease) in Net Assets	(37,108,983)	56,498,465
Net Assets ($):
Beginning of Period	237,043,917	180,545,452
End of Period	199,934,934	237,043,917
Capital Share Transactions (Shares):
Initial Shares
Shares sold	831,404	925,297
Shares redeemed	(1,643,642)	(1,204,769)
Net Increase (Decrease) in Shares Outstanding	(812,238)	(279,472)
Service Shares
Shares sold	2,677,951	3,514,363
Shares redeemed	(3,414,028)	(3,013,568)
Net Increase (Decrease) in Shares Outstanding	(736,077)	500,795

See notes to financial statements.

The Fund	13

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated.All information (except portfolio turnover rate) reflects financial results for a single fund share.Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. The fund’s total returns do not reflect expenses associated with variable annuity or insurance contracts.These figures have been derived from the fund’s financial statements.

		Year Ended December 31,
Initial Shares	2011	2010	2009	2008	2007
Per Share Data ($):
Net asset value, beginning of period	12.98	9.99	6.37	10.83	9.44
Investment Operations:
Investment income (loss)—net[a]	(.03)	(.03)	(.01)	.03	(.01)
Net realized and unrealized
gain (loss) on investments	(.98)	3.02	3.67	(4.49)	1.40
Total from Investment Operations	(1.01)	2.99	3.66	(4.46)	1.39
Distributions:
Dividends from investment income—net	—	—	(.04)	—	—
Net asset value, end of period	11.97	12.98	9.99	6.37	10.83
Total Return (%)	(7.78)	29.93	57.67	(41.18)	14.72
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	.83	.81	.86	.85	.84
Ratio of net expenses
to average net assets	.83	.81	.75	.65	.77
Ratio of net investment income
(loss) to average net assets	(.25)	(.33)	(.15)	.39	(.08)
Portfolio Turnover Rate	79.60	103.90	141.37	118.50	104.97
Net Assets, end of period ($ x 1,000)	74,929	91,806	73,422	45,890	88,083

a Based on average shares outstanding at each month end.
See notes to financial statements.

14

		Year Ended December 31,
Service Shares	2011	2010	2009	2008	2007
Per Share Data ($):
Net asset value, beginning of period	12.68	9.78	6.24	10.62	9.28
Investment Operations:
Investment income (loss)—net[a]	(.06)	(.06)	(.03)	.01	(.03)
Net realized and unrealized
gain (loss) on investments	(.96)	2.96	3.58	(4.39)	1.37
Total from Investment Operations	(1.02)	2.90	3.55	(4.38)	1.34
Distributions:
Dividends from investment income—net	—	—	(.01)	—	—
Net asset value, end of period	11.66	12.68	9.78	6.24	10.62
Total Return (%)	(8.05)	29.65	57.07	(41.24)	14.44
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.08	1.06	1.11	1.10	1.09
Ratio of net expenses
to average net assets	1.08	1.06	1.00	.90	1.02
Ratio of net investment income
(loss) to average net assets	(.50)	(.58)	(.42)	.15	(.33)
Portfolio Turnover Rate	79.60	103.90	141.37	118.50	104.97
Net Assets, end of period ($ x 1,000)	125,006	145,238	107,123	54,523	83,793
a Based on average shares outstanding at each month end.
See notes to financial statements.

The Fund	15

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus Investment Portfolios (the “Company”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company, operating as a series company, currently offering four series, including the Technology Growth Portfolio (the “fund”). The fund is only offered to separate accounts established by insurance companies to fund variable annuity contracts and variable life insurance policies.The fund is a diversified series.The fund’s investment objective is to seek capital appreciation. The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser.

MBSC Service Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the fund’s shares, which are sold without a sales charge.The fund is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in each of the following classes of shares: Initial and Service. Each class of shares has identical rights and privileges, except with respect to the distribution plan, the expenses borne by each class, the allocation of certain transfer agency costs and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for

16

SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions.Actual results could differ from those estimates.

The Company enters into contracts that contain a variety of indemnifications.The fund’s maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e. the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value.This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements.These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The Fund	17

NOTES TO FINANCIAL STATEMENTS (continued)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value.All preceding securities are categorized within Level 1 of the fair value hierarchy.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant American Depository Receipts and futures contracts. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board of Trustees. Certain factors may be considered when fair valuing

18

investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers.These securities are either categorized as Level 2 or 3 depending on the relevant inputs used.

For restricted securities where observable inputs are limited, assumptions about market activity and risk are used and are categorized within Level 3 of the fair value hierarchy.

The following is a summary of the inputs used as of December 31, 2011 in valuing the fund’s investments:

		Level 2—Other	Level 3—
	Level 1—	Significant	Significant
	Unadjusted	Observable	Unobservable
	Quoted Prices	Inputs	Inputs	Total
Assets ($)
Investments in Securities:
Equity Securities—
Domestic†	195,875,039	—	—	195,875,039
Mutual Funds	4,344,716	—	—	4,344,716
† See Statement of Investments for additional detailed categorizations.

In May 2011, FASB issued Accounting Standards Update (“ASU”) No. 2011-04 “Amendments to Achieve Common FairValue Measurement and Disclosure Requirements in GAAP and International Financial Reporting Standards (“IFRS”)” (“ASU 2011-04”). ASU 2011-04 includes common requirements for measurement of and disclosure about fair value between GAAP and IFRS. ASU 2011-04 will require reporting entities to disclose the following information for fair value measurements categorized within Level 3 of the fair value hierarchy: quantitative information about the unobservable inputs used in the fair value measurement, the valuation processes used by the reporting entity and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships

The Fund	19

NOTES TO FINANCIAL STATEMENTS (continued)

between those unobservable inputs. In addition, ASU 2011-04 will require reporting entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements.The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2011. At this time, management is evaluating the implications of ASU 2011-04 and its impact on the financial statements.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement withThe Bank of NewYork Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by the Manager, U.S. Government and Agency securities or letters of credit.The fund is entitled to receive all income on securities loaned, in addition to income earned as a result of the lending transaction. Although each security loaned is fully collateralized, the fund bears the risk of delay in recovery of, or loss of rights in, the securities loaned should a borrower fail to return the securities in a timely manner. During the period ended December 31, 2011, The Bank of NewYork Mellon earned $9,779 from lending portfolio securities, pursuant to the securities lending agreement.

20

(c) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as “affiliated” in the Act.

The fund may invest in shares of certain affiliated investment companies also advised or managed by Dreyfus. Investments in affiliated investment companies for the period ended December 31, 2011 were as follows:

Affiliated
Investment	Value			Value	Net
Company	12/31/2010 ($)	Purchases ($)	Sales ($)	(12/31/2011$)	Assets (%)
Dreyfus
Institutional
Preferred
Plus Money
Market
Fund	14,576,000	86,172,127	96,470,355	4,277,772	2.1
Dreyfus
Institutional
Cash
Advantage
Fund	5,390,181	291,175,251	296,498,488	66,944.0
Total	19,966,181	377,347,378	392,968,843	4,344,716	2.1

(d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable pro-

The Fund	21

NOTES TO FINANCIAL STATEMENTS (continued)

visions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended December 31, 2011, the fund did not have any liabilities for any uncertain tax positions.The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period, the fund did not incur any interest or penalties.

Each of the tax years in the four-year period ended December 31, 2011 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At December 31, 2011, the components of accumulated earnings on a tax basis were as follows: accumulated capital losses $21,178,618 and unrealized appreciation $15,848,249. In addition, the fund had $7,384,042 of capital losses realized after October 31, 2011, which were deferred for tax purposes to the first day of the following fiscal year.

Under the Regulated Investment Company Modernization Act of 2010 (the “2010 Act”), the fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 (“post-enactment losses”) for an unlimited period. Post-enactment capital loss carryovers will retain their character as either short-term or long-term capital losses rather than be considered short-term as they were under previous statute. However, the 2010 Act requires post-enactment losses to be utilized before the utilization of losses incurred in taxable years prior to the effective date of the 2010 Act (“pre-enactment losses”). As a result of this ordering rule, pre-enactment losses may be more likely to expire unused.

The accumulated capital loss carryover is available for federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to December 31, 2011. If not applied $6,076,376 of the carryover expires in fiscal 2016 and $15,102,242 expires in fiscal 2017.

During the period ended December 31, 2011, as a result of permanent book to tax differences, primarily due to the tax treatment for net

22

operating losses, the fund increased accumulated undistributed investment income-net by $932,927 and decreased paid-in capital by the same amount. Net assets and net asset value per share were not affected by this reclassification.

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in a $225 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing. During the period ended December 31, 2011, the fund did not borrow under the Facilities.

NOTE 3—Management Fee and Other Transactions With Affiliates:

(a) Pursuant to an management agreement with the Manager, the management fee is computed at the annual rate of .75% of the value of the fund’s average daily net assets and is payable monthly.

(b) Under the Distribution Plan (the “Plan”) adopted pursuant to Rule 12b-1 under the Act, Service shares pay the Distributor for distributing its shares, for servicing and/or maintaining Service shares’ shareholder accounts and for advertising and marketing for Service shares’.The Plan provides for payments to be made at an annual rate of .25% of the value of the Service shares’ average daily net assets.The Distributor may make payments to Participating Insurance Companies and to brokers and dealers acting as principal underwriter for their variable insurance prod-ucts.The fees payable under the Plan are payable without regard to actual expenses incurred. During the period ended December 31, 2011, Service shares were charged $359,725 pursuant to the Plan.

The Fund	23

NOTES TO FINANCIAL STATEMENTS (continued)

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended December 31, 2011, the fund was charged $523 pursuant to the transfer agency agreement, which is included in Shareholder servicing costs in the Statement of Operations.

The fund has arrangements with the custodian and cash management bank whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset custody and cash management fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

The fund compensates The Bank of New York Mellon under cash management agreements for performing cash management services related to fund subscriptions and redemptions. During the period ended December 31, 2011, the fund was charged $85 pursuant to the cash management agreements, which is included in Shareholder servicing costs in the Statement of Operations.These fees were partially offset by earnings credits of $2.

The fund also compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. During the period ended December 31, 2011, the fund was charged $19,033 pursuant to the custody agreement.

During the period ended December 31, 2011, the fund was charged $6,402 for services performed by the Chief Compliance Officer.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $131,076, Rule 12b-1 distribution plan fees $27,321, custodian fees $7,000, chief compliance officer fees $5,295 and transfer agency per account fees $82.

24

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended December 31, 2011, amounted to $176,073,387 and $184,257,571, respectively.

At December 31, 2011, the cost of investments for federal income tax purposes was $184,371,506; accordingly, accumulated net unrealized appreciation on investments was $15,848,249, consisting of $26,397,535 gross unrealized appreciation and $10,549,286 gross unrealized depreciation.

The Fund	25

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

Shareholders and Board of Trustees

Dreyfus Investment Portfolios, Technology Growth Portfolio

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus Investment Portfolios,Technology Growth Portfolio (one of the series comprising Dreyfus Investment Portfolios) as of December 31, 2011, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2011 by correspondence with the custodian and others.We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Investment Portfolios,Technology Growth Portfolio at December 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the indicated years, in conformity with U.S. generally accepted accounting principles.

New York, New York
February 10, 2012

26

INFORMATION ABOUT THE RENEWAL OF THE
FUND’S MANAGEMENT AGREEMENT (Unaudited)

At a meeting of the fund’s Board of Trustees held on July 13 and 14, 2011, the Board considered the renewal of the fund’s Management Agreement pursuant to which Dreyfus provides the fund with investment advisory and administrative services (the “Agreement”). The Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of Dreyfus. In considering the renewal of the Agreement, the Board considered all factors that it believed to be relevant, including those discussed below. The Board did not identify any one factor as dispositive, and each Board member may have attributed different weights to the factors considered.

Analysis of Nature, Extent, and Quality of Services Provided to the Fund.The Board members considered information previously provided to them in presentations from representatives of Dreyfus regarding the nature, extent, and quality of the services provided to funds in the Dreyfus fund complex, and representatives of Dreyfus confirmed that there had been no material changes in this information. Dreyfus provided the number of open accounts in the fund, the fund’s asset size and the allocation of fund assets among distribution channels. Dreyfus also had previously provided information regarding the diverse intermediary relationships and distribution channels of funds in the Dreyfus fund complex and Dreyfus’ corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each distribution channel, including the distribution channel(s) for the fund.

The Board members also considered research support available to, and portfolio management capabilities of, the fund’s portfolio management personnel and that Dreyfus also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements.The Board members also considered Dreyfus’ extensive administrative, accounting, and compliance infrastructures.The Board also considered portfolio management’s brokerage policies and practices (including policies and practices regarding soft dollars) and the standards applied in seeking best execution.

The Fund	27

INFORMATION ABOUT THE RENEWAL OF THE FUND’S
MANAGEMENT AGREEMENT (Unaudited) (continued)

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio. The Board members reviewed reports prepared by Lipper, Inc. (“Lipper”), an independent provider of investment company data, which included information comparing (1) the fund’s performance with the performance of a group of comparable funds (the “Performance Group”) and with a broader group of funds (the “Performance Universe”), all for various periods ended May 31, 2011, and (2) the fund’s actual and contractual management fees and total expenses with those of a group of comparable funds (the “Expense Group”) and with a broader group of funds (the “Expense Universe”), the information for which was derived in part from fund financial statements available to Lipper as of December 31, 2010. Dreyfus previously had furnished the Board with a description of the methodology Lipper used to select the Performance Group and Performance Universe and the Expense Group and Expense Universe.

Dreyfus representatives stated that the usefulness of performance comparisons may be affected by a number of factors, including different investment limitations that may be applicable to the fund and comparison funds.The Board members discussed the results of the comparisons and noted that the fund’s total return performance was variously above and at the Performance Group median and was above the Performance Universe median. Dreyfus also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index.

The Board members also reviewed the range of actual and contractual management fees and total expenses of the Expense Group and Expense Universe funds and discussed the results of the comparisons.They noted that the fund’s contractual management fee was below the Expense Group median and the fund’s actual management fee and total expenses were below the Expense Group and Expense Universe medians.

Representatives of Dreyfus reviewed with the Board members the management or investment advisory fees (1) paid by funds advised or administered by Dreyfus that are in the same Lipper category as the fund and (2) paid to Dreyfus or the Dreyfus-affiliated primary employer of

28

the fund’s primary portfolio manager for advising any separate accounts and/or other types of client portfolios that are considered to have similar investment strategies and policies as the fund (the “Similar Clients”), and explained the nature of the Similar Clients.They discussed differences in fees paid and the relationship of the fees paid in light of any differences in the services provided and other relevant factors.The Board members considered the relevance of the fee information provided for the Similar Clients to evaluate the appropriateness and reasonableness of the fund’s management fee.

Analysis of Profitability and Economies of Scale. Dreyfus’ representatives reviewed the expenses allocated and profit received by Dreyfus and the resulting profitability percentage for managing the fund, and the method used to determine the expenses and profit. The Board concluded that the profitability results were not unreasonable, given the services rendered and service levels provided by Dreyfus.The Board previously had been provided with information prepared by an independent consulting firm regarding Dreyfus’ approach to allocating costs to, and determining the profitability of, individual funds and the entire Dreyfus fund complex.The consulting firm also had analyzed where any economies of scale might emerge in connection with the management of a fund.

The Board’s counsel stated that the Board members should consider the profitability analysis (1) as part of their evaluation of whether the fees under the Agreement bear a reasonable relationship to the mix of services provided by Dreyfus, including the nature, extent and quality of such services, and (2) in light of the relevant circumstances for the fund and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders.They also noted that, as a result of shared and allocated costs among funds in the Dreyfus fund complex, the extent of economies of scale could depend substantially on the level of assets in the complex as a whole, so that increases and decreases in complex-wide assets can affect potential economies of scale in a manner that is dispro-

The Fund	29

INFORMATION ABOUT THE RENEWAL OF THE FUND’S
MANAGEMENT AGREEMENT (Unaudited) (continued)

portionate to, or even in the opposite direction from, changes in the fund’s asset level.The Board members also considered potential benefits to Dreyfus from acting as investment adviser and noted the soft dollar arrangements in effect for trading the fund’s investments.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to the renewal of the Agreement. Based on the discussions and considerations as described above, the Board concluded and determined as follows.

  The Board concluded that the nature, extent and quality of the services provided by Dreyfus are adequate and appropriate.

  The Board was satisfied with the fund’s performance.

  The Board concluded that the fee paid to Dreyfus was reasonable in light of the considerations described above.

  The Board determined that the economies of scale which may accrue to Dreyfus and its affiliates in connection with the management of the fund had been adequately considered by Dreyfus in connection with the fee rate charged to the fund pursuant to the Agreement and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

The Board members considered these conclusions and determinations, along with information received on a routine and regular basis throughout the year. In addition, it should be noted that the Board’s consideration of the contractual fee arrangements for this fund had the benefit of a number of years of reviews of prior or similar agreements during which lengthy discussions took place between the Board members and Dreyfus representatives. Certain aspects of the arrangements may receive greater scrutiny in some years than in others, and the Board members’ conclusions may be based, in part, on their consideration of the same or similar arrangements in prior years. The Board members determined that renewal of the Agreement was in the best interests of the fund and its shareholders.

30

BOARD MEMBERS INFORMATION (Unaudited)

Joseph S. DiMartino (68)
Chairman of the Board (1998)
Principal Occupation During Past 5Years:
• Corporate Director and Trustee
Other Public Company Board Memberships During Past 5Years:
• CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (1997-present)
• Sunair Services Corporation, a provider of certain outdoor-related services to homes and businesses, Director (2005-2009)
• The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director (2000-2010)
No. of Portfolios for which Board Member Serves: 164
———————
Clifford L. Alexander, Jr. (78)
Board Member (1998)
Principal Occupation During Past 5Years:
• President of Alexander & Associates, Inc., a management consulting firm ( January 1981-present)
No. of Portfolios for which Board Member Serves: 45
———————
David W. Burke (75)
Board Member (2003)
Principal Occupation During Past 5Years:
• Corporate Director and Trustee
No. of Portfolios for which Board Member Serves: 81
———————
Whitney I. Gerard (77)
Board Member (2003)
Principal Occupation During Past 5Years:
• Partner of Chadbourne & Parke LLP
No. of Portfolios for which Board Member Serves: 25

The Fund	31

BOARD MEMBERS INFORMATION (Unaudited) (continued)

Nathan Leventhal (68)
Board Member (2009)
Principal Occupation During Past 5Years:
• Commissioner, NYC Planning Commission (March 2007-present)
• Chairman of the Avery-Fisher Artist Program (November 1997-present)
Other Public Company Board Memberships During Past 5Years:
• Movado Group, Inc., Director
No. of Portfolios for which Board Member Serves: 43
———————
George L. Perry (77)
Board Member (2003)
Principal Occupation During Past 5Years:
• Economist and Senior Fellow at Brookings Institution
No. of Portfolios for which Board Member Serves: 25
———————
Benaree Pratt Wiley (65)
Board Member (2009)
Principal Occupation During Past 5Years:
• Principal,TheWiley Group, a firm specializing in strategy and business development (2005-present)
Other Public Company Board Memberships During Past 5Years:
• CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (2008-present)
No. of Portfolios for which Board Member Serves: 66
———————

Once elected all Board Members serve for an indefinite term, but achieve Emeritus status upon reaching age 80.The address of the Board Members and Officers is in c/o The Dreyfus Corporation, 200 Park Avenue, NewYork, NewYork 10166.Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-DREYFUS.

Lucy Wilson Benson, Emeritus Board Member
Arthur A. Hartman, Emeritus Board Member

32

OFFICERS OF THE FUND (Unaudited)

BRADLEY J. SKAPYAK, President since January 2010.

Chief Operating Officer and a director of the Manager since June 2009. From April 2003 to June 2009, Mr. Skapyak was the head of the Investment Accounting and Support Department of the Manager. He is an officer of 75 investment companies (comprised of 163 portfolios) managed by the Manager. He is 53 years old and has been an employee of the Manager since February 1988.

JANETTE E. FARRAGHER, Vice President and Secretary since December 2011.

Assistant General Counsel of BNY Mellon, and an officer of 76 investment companies (comprised of 189 portfolios) managed by the Manager. She is 49 years old and has been an employee of the Manager since February 1984.

KIESHA ASTWOOD, Vice President and Assistant Secretary since January 2010.

Counsel of BNY Mellon, and an officer of 76 investment companies (comprised of 189 portfolios) managed by the Manager. She is 38 years old and has been an employee of the Manager since July 1995.

JAMES BITETTO, Vice President and Assistant Secretary since August 2005.

Senior Counsel of BNY Mellon and Secretary of the Manager, and an officer of 76 investment companies (comprised of 189 portfolios) managed by the Manager. He is 45 years old and has been an employee of the Manager since December 1996.

JONI LACKS CHARATAN, Vice President and Assistant Secretary since August 2005.

Senior Counsel of BNY Mellon, and an officer of 76 investment companies (comprised of 189 portfolios) managed by the Manager. She is 56 years old and has been an employee of the Manager since October 1988.

JOSEPH M. CHIOFFI, Vice President and Assistant Secretary since August 2005.

Senior Counsel of BNY Mellon, and an officer of 76 investment companies (comprised of 189 portfolios) managed by the Manager. He is 50 years old and has been an employee of the Manager since June 2000.

KATHLEEN DENICHOLAS, Vice President and Assistant Secretary since January 2010.

Managing Counsel of BNY Mellon, and an officer of 76 investment companies (comprised of 189 portfolios) managed by the Manager. She is 37 years old and has been an employee of the Manager since February 2001.

JOHN B. HAMMALIAN, Vice President and Assistant Secretary since August 2005.

Senior Managing Counsel of BNY Mellon, and an officer of 76 investment companies (comprised of 189 portfolios) managed by the Manager. He is 48 years old and has been an employee of the Manager since February 1991.

M. CRISTINA MEISER, Vice President and Assistant Secretary since January 2010.

Senior Counsel of BNY Mellon, and an officer of 76 investment companies (comprised of 189 portfolios) managed by the Manager. She is 41 years old and has been an employee of the Manager since August 2001.

ROBERT R. MULLERY, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 76 investment companies (comprised of 189 portfolios) managed by the Manager. He is 59 years old and has been an employee of the Manager since May 1986.

The Fund	33

OFFICERS OF THE FUND (Unaudited) (continued)

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2005.

Senior Managing Counsel of BNY Mellon, and an officer of 76 investment companies (comprised of 189 portfolios) managed by the Manager. He is 46 years old and has been an employee of the Manager since October 1990.

JAMES WINDELS, Treasurer since November 2001.

Director – Mutual Fund Accounting of the Manager, and an officer of 76 investment companies (comprised of 189 portfolios) managed by the Manager. He is 53 years old and has been an employee of the Manager since April 1985.

RICHARD CASSARO, Assistant Treasurer since January 2008.

Senior Accounting Manager – Money Market and Municipal Bond Funds of the Manager, and an officer of 76 investment companies (comprised of 189 portfolios) managed by the Manager. He is 52 years old and has been an employee of the Manager since September 1982.

GAVIN C. REILLY, Assistant Treasurer since December 2005.

Tax Manager of the Investment Accounting and Support Department of the Manager, and an officer of 76 investment companies (comprised of 189 portfolios) managed by the Manager. He is 43 years old and has been an employee of the Manager since April 1991.

ROBERT S. ROBOL, Assistant Treasurer since August 2005.

Senior Accounting Manager – Fixed Income Funds of the Manager, and an officer of 76 investment companies (comprised of 189 portfolios) managed by the Manager. He is 47 years old and has been an employee of the Manager since October 1988.

ROBERT SALVIOLO, Assistant Treasurer since July 2007.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 76 investment companies (comprised of 189 portfolios) managed by the Manager. He is 44 years old and has been an employee of the Manager since June 1989.

ROBERT SVAGNA, Assistant Treasurer since December 2002.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 76 investment companies (comprised of 189 portfolios) managed by the Manager. He is 44 years old and has been an employee of the Manager since November 1990.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the Manager and The Dreyfus Family of Funds (76 investment companies, comprised of 189 portfolios). From November 2001 through March 2004, Mr. Connolly was first Vice-President, Mutual Fund Servicing for Mellon Global Securities Services. In that capacity, Mr. Connolly was responsible for managing Mellon’s Custody, Fund Accounting and Fund Administration services to third-party mutual fund clients. He is 54 years old and has served in various capacities with the Manager since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

STEPHEN J. STOREN, Anti-Money Laundering Compliance Officer since May 2011.

Chief Compliance Officer of the Distributor, and the Anti-Money Laundering Compliance Officer of 72 investment companies (comprised of 185 portfolios) managed by the Manager. He is 57 years old and has been an employee of the Distributor since October 1999.

34

NOTES

For More Information

Telephone 1-800-554-4611 or 1-516-338-3300
Mail	The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144
Attn: Investments Division

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at http://www.dreyfus.com and on the SEC’s website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-DREYFUS.

Item 2.                        Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.  There have been no amendments to, or waivers in connection with, the Code of Ethics during the period covered by this Report.

Item 3.                        Audit Committee Financial Expert.

The Registrant's Board has determined that Joseph S. DiMartino, a member of the Audit Committee of the Board, is an audit committee financial expert as defined by the Securities and Exchange Commission (the "SEC"). Joseph S. DiMartino is "independent" as defined by the SEC for purposes of audit committee financial expert determinations.

Item 4.                        Principal Accountant Fees and Services.

(a)  Audit Fees.  The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant (the "Auditor") for the audit of the Registrant's annual financial statements or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $92,892 in 2010 and $122,048 in 2011.

(b)  Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item 4 were $35,071 in 2010 and $62,774 in 2011. These services consisted of one or more of the following: (i) agreed upon procedures related to compliance with Internal Revenue Code section 817(h), (ii) security counts required by Rule 17f-2 under the Investment Company Act of 1940, as amended, (iii) advisory services as to the accounting or disclosure treatment of Registrant transactions or events and (iv) advisory services to the accounting or disclosure treatment of the actual or potential impact to the Registrant of final or proposed rules, standards or interpretations by the Securities and Exchange Commission, the Financial Accounting Standards Boards or other regulatory or standard-setting bodies.

The aggregate fees billed in the Reporting Periods for non-audit assurance and related services by the Auditor to the Registrant's investment adviser (not including any sub-investment adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant ("Service Affiliates"), that were reasonably related to the performance of the annual audit of the Service Affiliate, which required pre-approval by the Audit Committee were $0 in 2010 and $0 in 2011.

(c)  Tax Fees.  The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice, and tax planning ("Tax Services") were $12,710 in 2010 and $14,033 in 2011. These services consisted of: (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments; (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held, and (iv) determination of Passive Foreign Investment Companies. The aggregate fees billed in the Reporting Periods for Tax Services by the Auditor to Service Affiliates, which required pre-approval by the Audit Committee were $0 in 2010 and $0 in 2011.

(d)  All Other Fees.  The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item, were $179 in 2010 and $208 in 2011. [These services consisted of a review of the Registrant's anti-money laundering program].

The aggregate fees billed in the Reporting Periods for Non-Audit Services by the Auditor to Service Affiliates, other than the services reported in paragraphs (b) through (c) of this Item, which required pre-approval by the Audit Committee, were $0 in 2010 and $0 in 2011.

(e)(1) Audit Committee Pre-Approval Policies and Procedures. The Registrant's Audit Committee has established policies and procedures (the "Policy") for pre-approval (within specified fee limits) of the Auditor's engagements for non-audit services to the Registrant and Service Affiliates without specific case-by-case consideration. The pre-approved services in the Policy can include pre-approved audit services, pre-approved audit-related services, pre-approved tax services and pre-approved all other services.  Pre-approval considerations include whether the proposed services are compatible with maintaining the Auditor's independence.  Pre-approvals pursuant to the Policy are considered annually.

(e)(2) Note: None of the services described in paragraphs (b) through (d) of this Item 4 were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) None of the hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal account's full-time, permanent employees.

Non-Audit Fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to Service Affiliates, for the Reporting Periods were $39,552,052 in 2010 and $20,226,638 in 2011.

Auditor Independence. The Registrant's Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Auditor's independence.

Item 5.                        Audit Committee of Listed Registrants.

                        Not applicable.  [CLOSED-END FUNDS ONLY]

Item 6.                        Investments.

(a)                    Not applicable.

Item 7.            Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

                        Not applicable.  [CLOSED-END FUNDS ONLY]

Item 8.                        Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.  [CLOSED-END FUNDS ONLY, beginning with reports for periods ended on and after December 31, 2005]

Item 9.                        Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

                        Not applicable.  [CLOSED-END FUNDS ONLY]

Item 10.          Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures applicable to Item 10.

Item 11.          Controls and Procedures.

(a)        The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)        There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.          Exhibits.

(a)(1)   Code of ethics referred to in Item 2.

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)   Not applicable.

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dreyfus Investment Portfolios

By: /s/ Bradley J. Skapyak
Bradley J. Skapyak, President
Date:	February 13, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: /s/ Bradley J. Skapyak
Bradley J. Skapyak, President
Date:	February 13, 2012

By: /s/ James Windels
James Windels, Treasurer
Date:	February 13, 2012

EXHIBIT INDEX

(a)(1)   Code of ethics referred to in Item 2.

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.  (EX-99.CERT)

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.  (EX-99.906CERT)